ASSET PURCHASE AGREEMENT


		THIS ASSET PURCHASE AGREEMENT, dated July 28, 1994, by and among WESTMORELAND COAL COMPANY, a Delaware corporation
("WCC"), CRITERION COAL COMPANY, a Delaware corporation ("CCC"),
KENTUCKY CRITERION COAL COMPANY, a Delaware Corporation ("KCC"),
DEANE PROCESSING COMPANY, a Delaware corporation ("DPC" and together with KCC and CCC, "Seller"), and CONSOL OF KENTUCKY
INC., a Delaware corporation ("Buyer").

	WITNESSETH:
		WHEREAS, Seller desires to sell, and Buyer desires to purchase, certain of the assets of Seller located in Knott, Pike, and Letcher Counties, Kentucky, as more particularly described herein, upon the terms and subject to the conditions herein set forth; and
		WHEREAS, WCC owns 100% of the issued and outstanding
stock of CCC and CCC owns 100% of the issued and outstanding stock of each of KCC and DPC and WCC desires to cause Seller to enter into the transactions contemplated hereby; and
		WHEREAS, certain terms used herein are used as defined
in Exhibit A hereto; and
		NOW, THEREFORE, in consideration of the premises and
the mutual covenants herein contained, the parties hereto hereby agree as follows:
		1.	Purchase and Sale of the Purchased Assets.
		1.1.  Purchased Assets.  Upon the terms and subject to
the conditions set forth in this Agreement, Seller shall, and WCC shall cause Seller to, sell, transfer, convey and assign to
Buyer, and Buyer shall purchase and acquire from Seller, at the
Closing on the Closing Date, the following assets of Seller, excluding the Excluded Assets as provided in paragraph 1.2 hereof
(herein collectively referred to as the "Purchased Assets"):
		1.1.1.  the tracts of land described in Schedule 1.1.1
other than the tracts transferred by KCC to third parties and listed on Schedule 1.1.1 under the heading "off-conveyances" (the
"Owned Real Property");
		1.1.2.  all rights, title and interests of Seller, as
lessee, in and to the real property (the "Leased Real Property")
under those certain leases (the "In Leases") described in
Schedule 1.1.2;
		1.1.3.  all buildings, structures and other real
improvements of Seller located in and on the Owned Real Property and the Leased Real Property (the "Real Improvements"), including without limitation those described in Schedule 1.1.3 (the Owned
Real Property, the Leased Real Property and the Real Improvements
shall hereinafter be referred to, collectively, as the "Real
Property") and all rights, title and interests of Seller in and to all tangible personal property located in and on the Real
Property on the Closing Date, including, without limitation the coal, machinery, equipment, vehicles, furniture and other
tangible personal property of Seller listed or referred to in
Schedule 1.1.3 (the "Tangible Personal Property");
		1.1.4.  all rights, title and interests of Seller
under, in and to the leases pursuant to which Seller leases to any third Person portions of the Real Property (the "Out Leases")
described in Schedule 1.1.4;
		1.1.5.  all rights, title and interests of Seller
under, in and to the personal property leases listed in Schedule
1.1.5 (the "Personal Property Leases") (all personal property owned or leased by Seller being referred to herein as the
"Personal Property");
		1.1.6.  all rights and interests of Seller in the
contracts described in Schedule 1.1.6 and relating to mining of coal by third parties on the Real Property and transportation of coal mined on the Real Property (the "Mining Contracts");
		1.1.7.  all of Seller's rights under the contracts
identified on Schedule 1.1.7 and relating to the sale of coal mined on the Real Property (the "Coal Sale Contracts," and
together with the Mining Contracts, the "Other Purchased
Contracts");
		1.1.8.  all of Seller's rights, claims or causes of
action against third parties relating to the Real Property, the
In Leases, the Out Leases, the Personal Property, the Personal
Property Leases and the Other Purchased Contracts arising or occurring on or after the Closing Date;
		1.1.9.  all books and records (including all data and
other information stored on discs or other media) of Seller
relating to the Real Property, the In Leases, the Out Leases, the
Personal Property, the Personal Property Leases and the Other
Purchased Contracts, including mine maps, geologic data, surveys, consulting reports, surface mapping, aerial photography,
environmental reports, core hole data, unmined mineral tax
filings and accounting data;
		1.1.10.  all deposits held by Seller with respect to
the Out Leases and all advance or minimum royalty payments under the Out Leases paid to Seller under the Out Leases in each case relating to periods after the Valuation Date;
		1.1.11.  the Governmental Permits listed in Schedule
5.1.4; and
		1.1.12.  Seller's rights under the miscellaneous
contracts listed in Schedule 1.1.12.
		1.2.  Excluded Assets.  Notwithstanding anything
contained in this Agreement to the contrary, the following assets of Seller are excluded from the Purchased Assets and are not being purchased and sold hereunder (herein referred to as the
"Excluded Assets"):
		1.2.1. all cash, cash equivalents and bank accounts of Seller (except as provided in paragraph 1.1.10);
		1.2.2.  all advance or minimum royalty payments under
the Out Leases paid or due Seller under the Out Leases relating to periods on or prior to the Valuation Date;
		1.2.3.  all claims and causes of action of Seller
against third parties relating to the Real Property, the In
Leases, the Out Leases, the Personal Property, the Personal
Property Leases and the Other Purchased Contracts (i) which may arise in connection with the indemnity obligations of Seller pursuant to paragraph 8.1 hereof or (ii) for which damages in respect thereto relate to the period prior to the Closing Date;
		1.2.4.  all rights and obligations, including all
receivables as adjusted by applicable penalties or premiums, relating to coal shipped prior to the Closing Date, together with all responsibilities for invoicing and collection;
		1.2.5.  all of Seller's insurance policies including,
without limitation, policies for health, general liability and property insurance, and any and all premium refunds and claims with respect to such refunds and all related refund payments, proceeds and other amounts due or payable, or hereafter becoming due or payable, thereunder;
		1.2.6.  each of the assets listed on Schedule 1.2.6;
and
		1.2.7.  all of the employees, active or retired, of
Seller or any predecessor of Seller.
		2.  Purchase Price.
		2.1.  Purchase Price.  The Purchase Price for the
Purchased Assets (the "Purchase Price") shall be $85,000,000.
		2.2.  Purchase Price Adjustment.
		2.2.1.  WCC and Seller covenant that, on the Closing
Date, the clean coal included in the Personal Property shall consist of 28,000 tons of Compliance Coal, 0 tons of <1% Sulfur
Coal and 2,000 tons of >1% Sulfur Coal.
		2.2.2.  Within fifteen business days following the
Closing Date, which period may be extended because of inclement weather or the need for aerial photography, Buyer and Seller, using Seller's records and assays of the coal stockpile
customarily used in the coal business, shall determine the actual amount of Compliance Coal, <1% Sulfur Coal, and >1% Sulfur Coal
included in the Personal Property on the Closing Date.  The
Purchase Price shall be increased by $19.89 for each ton of
Compliance Coal in excess of the amount specified in paragraph
2.2.1 and decreased by a like amount for each ton of Compliance
Coal below such amount, shall be increased by $19.89 for each ton of <l% Sulfur Coal in excess of the amount specified in paragraph
2.2.1 and decreased by a like amount for each ton of <1% Sulfur
Coal below such amount, and shall be increased by $23.53 for each ton of >1% Sulfur Coal in excess of the amount specified in
paragraph 2.2.1 and decreased by a like amount for each ton of
>1% Sulfur Coal below such amount.  Each of Buyer and Seller shall pay the salaries of its own employees and the costs
associated with the use of its own equipment used in conducting such tests.  The cost of any outside services used in conducting such tests shall be shared equally by Seller and Buyer.
		2.2.3.  All adjustments to the Purchase Price required
by paragraph 2.2.2 shall be netted.  Within twenty business days following the Closing Date, Buyer or Seller, as the case may be, shall make any payment required so that the net amount actually paid by Buyer hereunder shall be equal to the Purchase Price as adjusted by paragraph 2.2.2.
		2.3.  Allocation of Purchase Price.  Buyer and Seller
have agreed to allocate the Purchase Price to the Purchased
Assets as set forth in Exhibit F.
		3.  Assumption of Obligations and Liabilities; Excluded
Liabilities.
		3.1.  Assumed Liabilities.  On the Closing Date, Buyer
shall deliver to Seller the Instrument of Assumption pursuant to which Buyer shall assume and agree to discharge, in accordance with their respective terms and subject to the respective
conditions thereof, all liabilities and obligations of Seller to be paid or performed after the Valuation Date under the Out
Leases, the In Leases, the Personal Property Leases and the Other
Purchased Contracts, except in each case, to the extent such liabilities and obligations, but for a breach or default by
Seller, would have been paid, performed or otherwise discharged on or prior to the Closing Date or to the extent the same arise out of any such breach or default.  All of the foregoing
liabilities and obligations to be assumed by Buyer hereunder
(excluding any Excluded Liabilities) are referred to herein as the "Assumed Liabilities."
		3.2. Excluded Liabilities. Notwithstanding anything contained in this Agreement to the contrary, Buyer shall not assume or be obligated to pay, perform or otherwise discharge any liability or obligation of WCC or Seller, direct or indirect, known or unknown, absolute or contingent, not expressly assumed by Buyer pursuant to the Instrument of Assumption (all such
liabilities and obligations not being assumed being herein called the "Excluded Liabilities") and, notwithstanding anything to the contrary in paragraph 3.1, none of the following shall be
"Assumed Liabilities" for purposes of this Agreement:
		3.2.1.  any costs and expenses incurred by WCC or
Seller incident to its negotiation and preparation of this
Agreement and its performance and compliance with the agreements and conditions contained herein;
		3.2.2. any liabilities or costs of WCC, Seller or any related party of or successor to WCC or Seller under the Act or any amendments thereto, it being the express intent of the
parties hereto that WCC and Seller retain and WCC and Seller do hereby retain in full any and all liabilities, duties and
obligations either may have under the Act and that neither WCC nor Seller is transferring to Buyer and Buyer is not assuming from WCC nor Seller any liabilities, duties or obligations under the Act and that Buyer is not a "Related Party" or "successor" to
WCC or Seller as those terms are used in the Act;
		3.2.3.  any liabilities or obligations in respect of
any Excluded Assets;
		3.2.4. any liabilities in respect of the claims or proceedings described in Schedule 5.1.11; or
		3.2.5.  any liabilities and obligations related in any
way to the employees of Seller or WCC, active or retired,
including employees of predecessors or successors of Seller or
WCC or any related party.
		4.  The Closing.
		4.1. Time and Place. The closing of the transactions contemplated in this Agreement (the "Closing") shall be at 9:00
A.M. on the thirtieth day after the conditions precedent
specified in paragraph 9 shall have been satisfied or waived, or on such earlier date as may be mutually agreed to by the parties hereto (the "Closing Date"), at the offices of Sidley & Austin,
875 Third Avenue, New York, New York  10022.  It is the intention of the parties to close on the last Business Day of a calendar month.
		4.2.  Deliveries by Seller and WCC.  Subject to
fulfillment or waiver of the conditions set forth in paragraph
9.1 hereof, at the Closing and against the payment and deliveries to be made by Buyer pursuant to paragraph 4.3 hereof, Seller shall, and WCC shall cause Seller to, deliver or cause to be delivered to Buyer the following:
		4.2.1.  A copy of the resolutions of the Boards of
Directors of WCC and Seller authorizing the execution and
delivery of this Agreement and each of the agreements and
instruments executed in connection herewith or delivered pursuant hereto and the transactions contemplated hereby, certified by the
Secretary or an Assistant Secretary of WCC and Seller as of the
Closing Date;
		4.2.2.  The opinion of Theodore E. Worcester, Senior
Vice President and General Counsel of WCC, in the form set forth in Exhibit B;
		4.2.3.  All consents, waivers or approvals obtained by
WCC or Seller with respect to the Purchased Assets or the
consummation of the transactions contemplated by this Agreement;
		4.2.4.  The Instrument of Assignment duly executed by
Seller;
		4.2.5.  The certificates contemplated by paragraphs
9.2.1 and 9.2.2 hereof, duly executed by an authorized officer of
WCC and Seller;
		4.2.6.  Certificates of title or origin (or like
documents) with respect to any vehicles included in the Purchased
Assets and other equipment for which a certificate of title or origin is required in order to transfer title;
		4.2.7.  A special warranty deed with respect to each of
the parcels of Owned Real Property, duly executed by Seller and in form and substance reasonably satisfactory to Buyer;
		4.2.8.  Instruments of Conveyance with respect to each
of the In Leases, Out Leases, Personal Property Leases (including the rail car lease), Mining Contracts, and Coal Sale Contracts, in each case duly executed by Seller and in form and substance reasonably satisfactory to Buyer, together with a consent from each party to such documents other than WCC or Seller from whom a consent is required;
		4.2.9. Such other bills of sale, assignments and other instruments of transfer or conveyance as Buyer may reasonably request or as may be otherwise necessary to evidence and effect the sale, assignment, transfer, conveyance and delivery of the
Purchased Assets to Buyer;
		4.2.10.  Such other documents, instruments and writings
as shall be reasonably required in connection with the
consummation of the transactions contemplated hereby; and
		4.2.11.  A Non-Foreign Affidavit as required by Section
1445 of the Internal Revenue Code.
		In addition to the above deliveries, WCC and Seller
shall take all steps and actions as Buyer may reasonably request or as may otherwise be necessary to put Buyer in actual
possession or control of the Purchased Assets.
		4.3. Payment on the Closing Date; Deliveries by Buyer. Subject to fulfillment or waiver of the conditions set forth in paragraph 9.2 hereof, at the Closing and against the deliveries to be made by Seller pursuant to paragraph 4.2 hereof, Buyer shall:
		(a)  pay to Seller the Purchase Price by wire transfer
of immediately available funds to the account specified in
Schedule 4.3; and
		(b)  deliver or cause to be delivered to Seller the
following:
		4.3.1.  A copy of resolutions of the Board of Directors
or the executive committee of Buyer authorizing the execution and delivery of this Agreement and each of the agreements and
instruments executed in connection herewith or delivered pursuant hereto and the consummation of the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of
Buyer as of the Closing Date;
		4.3.2.  The opinion of in-house counsel in the form set
forth in Exhibit C;
		4.3.3.  [Intentionally omitted];
		4.3.4.  The Instrument of Assumption duly executed by
Buyer;
		4.3.5.  The certificates contemplated by paragraph
9.1.1 hereof, duly executed by the President or any Vice
President of Buyer;
		4.3.6.  The guarantee of CONSOL Inc. in the form set
forth in Exhibit G; and
		4.3.7.  Such other documents, instruments and writings
as shall be reasonably required in connection with the
consummation of the transactions contemplated hereby.
		4.4.  Effect of Closing.  By its election to close,
each of the parties hereto shall be deemed to have acknowledged the full performance by the other party of every agreement and obligation of the other party contained herein which is to be performed on or before the Closing.
		5.  Representations and Warranties.
		5.1.  Representations and Warranties of WCC and Seller.
WCC and Seller hereby jointly and severally represent and warrant to Buyer and agree as follows:
		5.1.1.  Organization and Existence.  Each of WCC, CCC,
KCC and DPC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and each is duly qualified and in good standing as a foreign
corporation in the Commonwealth of Kentucky.
		5.1.2.  Authority; Approval; No Violations; Consents.
		5.1.2.1.  Each of WCC, CCC, KCC and DPC has corporate
power and authority to execute, deliver and perform this
Agreement and all of the Westmoreland Ancillary Agreements and to
consummate the transactions contemplated hereby and thereby.
		5.1.2.2.  The execution of this Agreement does not
require the consent of the Board of Directors of WCC, CCC, KCC or
DPC.  The performance of this Agreement and the execution,
delivery and performance of the Westmoreland Ancillary Agreements requires authorization and approval by the Board of Directors of
WCC, CCC, KCC and DPC.  WCC is in the process of selling certain of its assets other than the Purchased Assets, and, if in
connection with one or more of those sales WCC shall solicit its stockholders pursuant to section 271 of the General Corporation
Law of the State of Delaware (or any comparable provision of
State or federal law), the transactions contemplated hereby will be subject to approval by WCC's stockholders.  Except as set forth above and in Schedule 5.1.2, neither the execution and delivery of this Agreement or any of the Westmoreland Ancillary
Agreements or the consummation of any of the transactions
contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof will:
(i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or
cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon any of the Purchased
Assets, under (1) the Certificate of Incorporation or By-laws of
WCC or Seller, (2) any Seller Contract, (3) any other material note, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which WCC or Seller is a party or any of the Purchased Assets is subject or by which WCC or Seller is bound, (4) any Court
Order to which WCC or Seller is a party or any of the Purchased
Assets is subject or by which WCC or Seller is bound, or (5) any
Requirements of Laws affecting WCC or Seller or the Purchased
Assets; or (ii) require the approval, consent, authorization or act of, or the making by WCC or Seller of any declaration, filing or registration with, any Person, except as provided under the
HSR Act.  This Agreement has been duly executed by WCC, CCC, KCC and DPC.  Upon the receipt of approval from the Board of
Directors of WCC, CCC, KCC and DPC, and if WCC shall solicit its stockholders, then upon the receipt of the requisite vote of stockholders, this Agreement will have been duly authorized, executed and delivered by WCC, CCC, KCC and DPC and will be the legal, valid and binding obligation of each of WCC, CCC, KCC and
DPC enforceable in accordance with its terms, and each of the other Westmoreland Ancillary Agreements upon execution and
delivery by WCC, CCC, KCC and DPC will be a legal, valid and binding obligation of such Person enforceable in accordance with its terms, in each case subject to applicable bankruptcy,
insolvency, reorganization, fraudulent conveyance and other
similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity.
		5.1.3.  Availability of Assets.  Except as set forth in
Schedule 5.1.3, (i) the Personal Property and the Real
Improvements are in good condition (subject to normal wear and tear) and serviceable condition and are suitable for the uses for which intended, and (ii) Seller has, with respect to the Owned
Real Property and the Leased Real Property such easements and other rights of ingress and egress and for utilities and services as are necessary to permit the mining and processing of coal thereon and the removal of coal therefrom, in each case as such operations are currently conducted.  EXCEPT FOR THE
REPRESENTATIONS AND WARRANTIES SPECIFICALLY SET FORTH HEREIN,
NEITHER WCC NOR SELLER MAKES ANY REPRESENTATIONS OR WARRANTIES,
EXPRESS OR IMPLIED, CONCERNING THE TANGIBLE PERSONAL PROPERTY
OWNED OR LEASED BY SELLER.
		5.1.4. Governmental Permits. Seller owns, holds or possesses all licenses, franchises, permits, privileges, immunities, approvals and other authorizations from a
Governmental Body which are necessary to entitle it to own or lease, operate and use the Purchased Assets in the manner in which such Purchased Assets are being leased, operated and used on the date of this Agreement (herein collectively called
"Governmental Permits") and, to the Knowledge of Seller, each
Contractor owns, holds and possesses all licenses, franchises, permits, privileges, immunities, approvals and other
authorizations from a Governmental Body which are necessary for the coal mining, transporting and processing operations of such
Contractor being conducted on the date of this Agreement on the
Real Property.  Schedule 5.1.4 sets forth a list and brief
description of each Governmental Permit.  Complete and correct copies of all of the Governmental Permits have heretofore been delivered to Buyer.
		Except as set forth in Schedule 5.1.4, (i) Seller has fulfilled and performed its obligations under each of the
Governmental Permits, and no event has occurred or condition or state of facts exists which constitutes or, after notice or lapse of time or both, would constitute a breach or default under any such Governmental Permit or which permits or, after notice or lapse of time or both, would permit revocation or termination of any such Governmental Permit, or which might adversely affect in any material respect the rights of Seller under any such
Governmental Permit; (ii) no notice of cancellation, of default or of any material dispute concerning any Governmental Permit, or of any event, condition or state of facts described in the
preceding clause, has been received by or is known to Seller
(which has not been remedied); and (iii) subject to paragraphs
9.1.4 and 9.1.5, each of the Governmental Permits is valid,
subsisting and in full force and effect and may be assigned and transferred to Buyer in accordance with this Agreement and will continue in full force and effect thereafter, in each case
without (x) the occurrence of any breach, default or forfeiture of rights thereunder, or (y) the consent, approval, or act of, or the making of any filing with, any Governmental Body.
		5.1.5.  Owned Real Property.  Schedule 1.1.1 sets forth
a list and a brief description of each tract of Owned Real
Property (showing the record title holder, legal description, permanent index number, and location).  Complete and correct copies of any title opinions, abstracts, surveys and appraisals in Seller's possession or any policies of title insurance
currently in force and in the possession of Seller with respect to each such tract of Owned Real Property will be delivered to the Buyer and Buyer shall have the opportunity to examine
Seller's title to such Owned Real Property prior to the Closing
Date.
		5.1.6.  Real Property Leases.  Schedule 1.1.2 sets
forth a list and a brief description of each In Lease (showing the lessor and lessee, execution date, annual rental, expiration date, renewal and purchase options, if any, and the location and a summary description of the Real Property covered by each such
In Lease).  Each In Lease conveys to Seller good and marketable title to the coal on the premises covered by such In Lease and grants Seller the exclusive right to mine all coal thereon.
Complete and correct copies of any title opinions, abstracts, surveys and appraisals in the possession of Seller or WCC or any policies of title insurance currently in force and in the
possession of Seller or WCC with respect to each tract of Leased
Real Property under the In Leases will be delivered to Buyer.
Schedule 1.1.4 sets forth a list of each Out Lease showing, in the case of each Farm Lease, the name of the lessee and the tract or portion thereof leased to such Person, and, in the case of each Coal Lease, the names of the lessor and lessee and the date of the execution of each such lease.  Seller agrees that it will provide such additional information regarding the Out Leases as
Buyer may reasonably request.
		5.1.7.  Condemnation.  Neither the whole nor any part
of any Real Property owned, leased, used or occupied by Seller is subject to any pending suit for condemnation or other taking by any public authority, and, to the knowledge of Seller, no such condemnation or other taking is threatened or contemplated.
		5.1.8.  Personal Property Leases.  Schedule 1.1.5 sets
forth a list and a brief description (including in each case the lessor, the annual rental, the expiration date thereof, the
renewal and purchase options, and a brief description of the property covered) of each Personal Property Lease.
		5.1.9.  Mining Contracts.  Schedule 1.1.6 and the
letter agreement with Baltimore Gas & Electric dated March 12,
1990 described on Schedule 1.1.7 set forth a list of all
contracts pursuant to which third parties have agreed to mine or process coal on the Real Property or to which WCC, Seller or WCSC is a party and relating to the transportation of coal from the
Real Property.
		5.1.10.  Status of Contracts.  Except as set forth in
Schedule 5.1.10 or in any other Schedule hereto, each of the In
Leases, the Out Leases, the Personal Property Leases and the
Other Purchased Contracts (collectively, the "Seller Contracts")
constitutes a valid and binding obligation of Seller and, to the knowledge of Seller, each other party thereto and is in full force and effect and (except as set forth in Schedule 5.1.2) may be transferred to Buyer pursuant to this Agreement and will
continue in full force and effect thereafter, in each case
without breaching the terms thereof or resulting in the
forfeiture or impairment of any rights thereunder and without the consent, approval or act of, or the making of any filing with, any other Person.  Seller has fulfilled and performed in all material respects its obligations under each of the Seller
Contracts, and Seller is not in, or alleged to be in, breach or default under, nor is there or is there alleged to be any basis for termination of, any of the Seller Contracts and, to the
knowledge of Seller, no other party to any of the Seller
Contracts has materially breached or defaulted thereunder, and no event has occurred and no condition or state of facts exists which, with the passage of time or the giving of notice or both, would constitute such a default or breach by Seller or, to the knowledge of Seller, by any such other Person.  Seller is not currently renegotiating any of the Seller Contracts or paying liquidated damages in lieu of performance thereunder.  Complete and correct copies of each of the Seller Contracts will be
delivered to Buyer.
		5.1.11.  Title to Property.  Seller has good and
marketable title in fee simple absolute to all Owned Real
Property and to all Real Improvements thereon, in each case free and clear of all Encumbrances, except for Permitted Encumbrances.
Seller has good and marketable title to all of the Personal
Property and the other Purchased Assets, free and clear of all
Encumbrances, except for Permitted Encumbrances and except as set forth in Schedule 5.1.11.  Upon delivery to Buyer on the Closing
Date of the instruments of transfer contemplated by paragraph 4.2 hereof, Seller will thereby transfer to Buyer good and marketable title to the Purchased Assets, free and clear of all
Encumbrances, except Permitted Encumbrances.
		5.1.12. No Violation, Litigation or Regulatory Action. Except as set forth in Schedule 5.1.12:
		(i)	the Purchased Assets and their uses comply in all
material respects with all applicable Requirements of Laws
and Court Orders;
		(ii)	WCC and Seller have complied in all material
respects with all Requirements of Laws and Court Orders
which are applicable to the Purchased Assets;
		(iii)	there are no lawsuits, claims, suits,
proceedings or investigations pending or, to the knowledge
of WCC or Seller, threatened against or affecting WCC or
Seller in respect of the Purchased Assets nor, to the
knowledge of WCC or Seller, is there any basis for any of
the same, and there are no lawsuits, suits or proceedings
pending in which WCC or Seller is the plaintiff or claimant
which relate to the Purchased Assets; and
		(iv)	there is no action, suit or proceeding pending or,
to the knowledge of WCC or Seller, threatened which
questions the legality or propriety of the transactions
contemplated by this Agreement.
		5.1.13.  Environmental Matters.
		5.1.13.1.  Except as set forth in Schedule 5.1.13(I):
		(i)	the operations of WCC and Seller with respect to
the Purchased Assets comply with all applicable
Environmental Laws;
		(ii)	WCC or Seller has obtained all environmental,
health and safety Governmental Permits necessary for its
operation with respect to the Purchased Assets, and all such
Governmental Permits are in good standing and WCC and Seller are in compliance with all terms and conditions of such
permits;
		(iii)  Neither WCC nor Seller, with respect to the
Purchased Assets, nor any of the Real Property is subject to any on-going investigation by, order from or agreement with
any Person (including without limitation any prior owner or
operator of the Real Property) respecting (A) any
Environmental Law, (B) any Remedial Action or (C) any claim
of Loss or Expense arising from the Release or threatened
Release of a Contaminant into the environment;
		(iv)	WCC and Seller, with respect to the Purchased
Assets, are not subject to any judicial or administrative
proceeding, order, judgment, decree or settlement alleging
or addressing a violation of or liability under any
Environmental Law;
		(v)	WCC and Seller have not, with respect to any Real
Property:
			(a)	reported a Release of a hazardous substance
pursuant to CERCLA, or any state equivalent;
			(b)	filed a notice pursuant to CERCLA;
			(c)	filed a notice pursuant to RCRA, indicating
the generation of any hazardous waste, as that term is
defined under 40 CFR Part 261 or any state equivalent;
or
			(d)	filed any notice under any applicable
Environmental Law reporting a substantial violation of
any applicable Environmental Law;
		(vi)	there is not now, nor to the Knowledge of WCC or
Seller has there ever been, on or in any Real Property:
			(a)	any treatment, recycling, storage or disposal
of any hazardous waste, as that term is defined under
40 CFR Part 261 or any state equivalent that requires
or required a Governmental Permit pursuant to RCRA; or
			(b)	any underground storage tank or Surface
Impoundment, except as may have been created by tenants
on non-coal out leases;
		(vii)  to the Knowledge of WCC and Seller, there is not
now on or in any Real Property any polychlorinated biphenyls
(PCB) used in pigments, hydraulic oils, electrical
transformers or other equipment;
		(viii)  Neither WCC nor Seller has received any notice
or claim to the effect that it is or may be liable to any
Person as a result of the Release or threatened Release of a
Contaminant into the environment from or on any Real
Property;
		(ix)	Neither WCC nor Seller has, with respect to the
Purchased Assets, received any request for information in an enforcement context pursuant to the Clean Air Act; the
Surface Mining and Reclamation Act; the Clean Water Act; the
Toxic Substances Control Act; RCRA; CERCLA; and MSHA or
equivalent provisions of applicable state law;
		(x)	no Environmental Encumbrance has attached to any
Seller Real Property; and
		(xi)	any asbestos-containing material which is on or
part of any Real Property is in good repair according to the current standards and practices governing such material, and its presence or condition does not violate any currently
applicable Environmental Law.
		5.1.13.2.  Except as set forth in Schedule 5.1.13(II),
to the Knowledge of WCC and Seller:
			(i)  the operations of the Contractors and Lessees
on the Real Property substantially comply with all
applicable Environmental Laws;
			(ii) each of the Contractors and Lessees, with respect to its operations on the Real Property, has obtained all environmental, health and safety
governmental permits necessary for its operations on
the Real Property, and all such governmental permits
are in good standing and each of the Contractors and
Lessees is in substantial compliance with all terms and
conditions of such permits;
			(iii) none of the Contractors and Lessees, with respect to its operation on the Real Property, is subject to any on-going investigation by, order from or
agreement with any Person (including without limitation
any prior owner or operator of the Real Property)
respecting (A) any Environmental Law, (B) any Remedial
Action or (C) any claim of Loss or Expense arising from
the Release or threatened Release of a Contaminant into
the environment;
			(iv) none of the Contractors and Lessees, with respect to the Real Property, is subject to any judicial or administrative proceeding, order, judgment,
decree or settlement alleging or addressing a violation
of or liability under any Environmental Law;
			(v)  none of the Contractors and Lessees has, with
respect to any Real Property:
				(a)  reported a Release of a hazardous
substance pursuant to CERCLA, or any state
equivalent;
				(b)  filed a notice pursuant to CERCLA;
				(c)  filed a notice pursuant to RCRA,
indicating the generation of any hazardous waste,
as that term is defined under 40 CFR Part 261 or
any state equivalent; or
				(d)  filed any notice under any applicable
Environmental Law reporting a substantial
violation of any applicable Environmental Law;
			(vi) None of the Contractors and Lessees has received any notice or claim to the effect that it is or may be liable to any Person as a result of the
Release or threatened Release of a Contaminant into the
environment from or on any Real Property; and
			(vii)  None of the Contractors and Lessees has,
with respect to its operations on the Real Property,
received any request for information in an enforcement
context pursuant to the Clean Air Act; the Surface
Mining and Reclamation Act; the Clear Water Act; the
Toxic Substances Control Act; RCRA; CERCLA; and MSHA or
equivalent provisions of applicable state law.
		5.1.14. Reclamation and Surety Bonds. Schedule 5.1.14 contains a list of all reclamation and surety bonds posted by
Seller with respect to the Purchased Assets (in each case
specifying the surety, amount of bond and mining or other
Governmental Permit or other item to which such bond pertains)
and any pending claims thereunder.  The bonds listed in Schedule
5.1.14 are in full force and effect and all premiums billed with respect thereto have been paid.  To the knowledge of WCC and
Seller, the bonds listed in such Schedule 5.1.14 satisfy all contractual requirements and Requirements of Laws applicable to
WCC or Seller with respect to the Purchased Assets, including the
Real Property.  WCC and Seller have complied in all respects with each of such bonds.  True and complete copies of each such bond have been delivered to Buyer.
		5.1.15. Insurance. Schedule 5.1.15 sets forth a list (including nature of coverage, limits, deductibles, premiums and the loss experience for the most recent five years with respect to each type of coverage) of all policies of insurance
maintained, owned or held by WCC or Seller on the date hereof with respect to the Purchased Assets.  WCC or Seller shall keep such insurance or comparable insurance in full force and effect through the Closing Date.  WCC and Seller have complied with each of such insurance policies and have not failed to give any notice or present any claim thereunder in a due and timely manner.
Correct and complete copies of the most recent inspection
reports, if any, received from insurance underwriters as to the condition of the Purchased Assets, have been delivered to Buyer.
		5.1.16.  Brokers.  Neither WCC nor Seller nor any
Person acting on its or their behalf has engaged or used the services of any broker, finder or similar Person for or on
account of the transactions contemplated by this Agreement and, based upon the actions of WCC, its agents or its Affiliates, no
Person shall be entitled to a brokerage commission, finder's fee or like payment in connection with this Agreement or in
connection with the consummation of the transactions contemplated hereby; provided, that WCC has engaged Merrill Lynch & Co. to act as its financial advisor and WCC shall be solely responsible for the payment of fees and expenses of Merrill Lynch & Co. for such services.
		5.1.17. Disclosure. None of the representations or warranties of WCC or Seller contained herein, none of the information contained in the Schedules referred to in this
paragraph 5.1, is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading in any material
respect.  There is no fact which adversely affects or in the future is likely to adversely affect the Purchased Assets in any material respect which has not been set forth or referred to in this Agreement or the Schedules hereto.
		5.1.18.  Subsequent Events or Knowledge.  If any event
shall occur after the date of this Agreement but prior to the
Closing Date that renders materially incorrect any of the
representations and warranties contained in paragraph 5.1, or if
WCC or Seller acquires knowledge after the date of this Agreement that any of the representations and warranties contained in
paragraph 5.1 is materially incorrect, then WCC and Seller shall modify such representation and warranty by giving written notice thereof in reasonable detail promptly after receiving knowledge thereof to Buyer (the "Seller Additional Disclosure").  If the
Seller Additional Disclosure would have a material adverse effect on the Purchased Assets or the transactions contemplated herein, then Buyer may either (a) terminate this Agreement pursuant to paragraph 10.1(c)(3) by giving Seller written notice of such termination within 5 Business Days after receiving the Seller
Additional Disclosure or (b) waive any breach of representation or warranty by Seller under paragraph 5.1, and any claim for indemnification under paragraph 8.1, in respect of the Seller
Additional Disclosure, which waiver shall be deemed to have been made by Buyer unless Buyer elects to terminate this Agreement as provided in clause (a) of this sentence.  In determining whether any Seller Additional Disclosure would have a material adverse effect on Buyer or the transactions contemplated herein, Buyer may consider any and all prior Seller Additional Disclosure.
		5.2. Representations and Warranties of Buyer. Buyer represents and warrants to WCC and Seller as follows:
		5.2.1.  Organization and Existence.  Buyer is a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.
		5.2.2.  Authority; Approval; No Violations; Consents.
		5.2.2.1.  Buyer has corporate power and authority to
execute, deliver and perform this Agreement and all of the Buyer
Ancillary Agreements and to consummate the transactions
contemplated hereby and thereby.
		5.2.2.2.  The execution, delivery and performance of
this Agreement and the Buyer Ancillary Agreements have been duly authorized and approved by the Board of Directors of Buyer and do not require any further authorization or consent of Buyer or its stockholders. Except as set forth in Schedule 5.2.2, neither the execution and delivery of this Agreement or any of the Buyer
Ancillary Agreements or the consummation of any of the
transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof will: (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under (1) the Certificate of Incorporation or By-laws of Buyer, (2) any material note, instrument, agreement, mortgage, lease, license, franchise,
permit or other authorization, right, restriction or obligation to which Buyer is a party or any of its assets or properties is subject or by which Buyer is bound, (3) any Court Order to which
Buyer is a party or any of its assets or properties is subject or by which Buyer is bound, or (4) any Requirements of Laws
affecting Buyer or its assets or properties, or (ii) require the approval, consent, authorization or act of, or the making by
Buyer of any declaration, filing or registration with, any
Person, except as provided under the HSR Act.  This Agreement has been duly authorized, executed and delivered by Buyer and is the legal, valid and binding obligation of Buyer enforceable in
accordance with its terms, and each of the other Buyer Ancillary
Agreements has been duly authorized by Buyer and upon execution and delivery by Buyer will be a legal, valid and binding
obligation of Buyer enforceable in accordance with its terms, in each case subject to applicable bankruptcy, insolvency,
reorganization, fraudulent conveyance and other similar laws affecting creditors' rights generally and subject, as to
enforceability, to general principles of equity.
		5.2.3.  Litigation.  Buyer has not received written
notice of any actions, suits or legal, administrative or arbitral proceedings pending to which Buyer is a party, or written notice of any threatened actions, suits or legal, administrative or arbitral proceedings against Buyer that questions the validity of this Agreement, or of the transactions contemplated herein, or of any action taken or to be taken by Buyer in connection with this
Agreement.
		5.2.4.  Brokers.  Neither Buyer nor any Person acting
on its behalf has engaged or used the services of any broker, finder or similar Person for or on account of the transactions contemplated by this Agreement and, based upon the actions of
Buyer, its agents or its Affiliates, no Person shall be entitled to a brokerage commission, finder's fee or like payment in
connection with this Agreement or in connection with the
consummation of the transactions contemplated hereby.
		5.3.  Disclaimers of WCC and Seller.  Except as set
forth in this Agreement, neither WCC nor Seller has made and neither does make hereby any representation or warranty, express or implied, concerning the Purchased Assets.  Neither WCC nor
Seller makes any projection concerning the income to be derived by Buyer after the Closing Date with respect to the Purchased
Assets or makes any representation or warranty concerning the quantity or quality of coal included in the Owned Real Property or the Leased Real Property, except that, to the Knowledge of
Seller or WCC, such information as has been supplied to Buyer concerning the quality and quantity of coal located upon the
Owned Real Property and the Leased Real Property is not
materially false.
		6.  Action Prior to the Closing Date.
		The respective parties hereto covenant and agree to
take the following actions between the date hereof and the
Closing Date:
		6.1.  Investigation of the Purchased Assets by Buyer.
WCC and Seller shall afford to the officers, employees and
authorized representatives of Buyer (including, without
limitation, independent public accountants, engineering and
environmental consulting firms, and attorneys) complete access during normal business hours to the offices, properties,
employees and business and financial records (including computer files, retrieval programs and similar documentation) of WCC and
Seller to the extent Buyer shall deem necessary or desirable and shall furnish to Buyer or its authorized representatives such additional information concerning the Purchased Assets as shall be reasonably requested, including all such information as shall be reasonably necessary to enable Buyer or its representatives to verify the accuracy of the representations and warranties
contained in this Agreement, to verify that the covenants of
Seller contained in this Agreement have been complied with and to determine whether the conditions set forth in paragraph 9.2
hereof have been satisfied.  Buyer agrees that such investigation shall be conducted in such a manner as not to interfere
unreasonably with the operations of WCC or Seller.  No
investigation made by Buyer or its representatives hereunder shall affect the representations and warranties of WCC or Seller hereunder.
		6.2.  Preserve Accuracy of Representations and
Warranties.  Each of the parties hereto shall refrain from taking any action which would render any representation or warranty contained in paragraph 5.1 or 5.2 of this Agreement inaccurate as of the Closing Date.  Each party shall promptly notify the other of any action, suit or proceeding that shall be instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this
Agreement.  WCC and Seller shall promptly notify Buyer of any lawsuit, claim, proceeding or investigation that may be
threatened, brought, asserted or commenced against WCC or Seller which would have been listed in Schedule 5.1.12 if such lawsuit, claim, proceeding or investigation had arisen prior to the date hereof.
		6.3.  Consents of Third Parties; Governmental
Approvals.  (a)  WCC and Seller will act diligently and
reasonably to secure, before the Closing Date, the consent,
approval or waiver, in form and substance reasonably satisfactory to Buyer, from any party to any Seller Contract required to be obtained by the terms thereof or otherwise for the consummation of the transaction contemplated by this Agreement or to otherwise satisfy the conditions set forth in paragraphs 9.1.4 and 9.2.5 hereof; provided that WCC and Seller shall not have any
obligation to offer or pay any consideration in order to obtain any such consents or approvals; and provided, further, that WCC and Seller shall not make any agreement or understanding
affecting the Purchased Assets as a condition for obtaining any such consents or waivers except with the prior written consent of
Buyer.  During the period prior to the Closing Date, Buyer shall act diligently and reasonably to cooperate with WCC and Seller to obtain the consents, approvals and waivers contemplated by this paragraph 6.3(a).
		(b)  During the period prior to the Closing Date, WCC,
Seller and Buyer shall act diligently and reasonably, and shall cooperate with each other, to secure any consents and approvals of any Governmental Body required to be obtained by them in order to permit the consummation of the transactions contemplated by this Agreement, or to otherwise satisfy the conditions set forth in paragraphs 9.1.3 and 9.2.4 hereof; provided that WCC and
Seller shall not make any agreement or understanding affecting the Purchased Assets as a condition for obtaining any such
consents or approvals except with the prior written consent of
Buyer.
		6.4.  Operations Prior to the Closing Date.  (a)  WCC
and Seller shall keep and maintain the Purchased Assets in good operating condition and repair.  Prior to the Closing Date,
Seller shall operate the Purchased Assets in the same general manner and procedure as it operated such Purchased Assets prior to execution of this Agreement, maintaining a normal supply of spare parts and producing a reasonably like quantity and quality of coal as is adequate to meet then-existing requirements of Coal
Supply Contracts.
		(b) Notwithstanding paragraph 6.4(a) hereof, except as expressly contemplated by this Agreement or except with the express written approval of Buyer, WCC and Seller shall not:
		(i)	enter into any contract for the sale, lease or
contract mining of any Owned Real Property or exercise any
option to extend an In Lease or an Out Lease;
		(ii)	sell, lease (as lessor), transfer or otherwise
dispose of (including any transfers from Seller to any of
its Affiliates), or mortgage or pledge, or impose or suffer
to be imposed any Encumbrance on, any of the Purchased
Assets except for Permitted Encumbrances; or
		(iii)	without the prior written consent of Buyer,
terminate, modify or amend in any material respect any
Seller Contract, except as contemplated by this Agreement.
		6.5.  Antitrust Law Compliance.  As promptly as
practicable after the date hereof, Buyer and WCC shall file or cause to be filed with the Federal Trade Commission and the
Antitrust Division of the Department of Justice the notifications and other information required to be filed under the HSR Act, or any rules and regulations promulgated thereunder, with respect to the transactions contemplated hereby.  Each party shall make its best efforts to assure that all such filings will be done in a professional manner and in accordance with the HSR Act and any such rules and regulations.  Each of Buyer and WCC agrees to make available to the other such information as each of them may
reasonably request relative to the business, assets and property of Buyer or WCC, as the case may be, as may be required of each of them to file any additional information requested by such agencies under the HSR Act and any such rules and regulations.
Each of WCC and Buyer shall, and shall cause each of its
Affiliates to, provide such additional information and
documentary materials and take all reasonable actions necessary, and will cooperate with each other, to obtain approval of the transactions contemplated hereunder by the Federal Trade
Commission and the Department of Justice.
		7.  Additional Agreements.
		7.1.  Discharge of Seller's Liabilities.  WCC and
Seller covenant and agree that they will pay and discharge, and hold Buyer harmless from, each and every liability and obligation of WCC and Seller in respect of the Purchased Assets arising from events occurring on or prior to the Closing Date, excepting only those liabilities and obligations expressly assumed by Buyer at the Closing pursuant to instruments of assumption delivered to
WCC and Seller at the Closing, it being understood and agreed that Buyer is assuming no liabilities or obligations of WCC or
Seller other than liabilities and obligations so expressly
assumed by Buyer.
		7.2.  Expenses.  Each of the parties shall be
responsible for and shall pay all costs and expenses incurred by it in connection with this Agreement and the transactions
contemplated hereby, including, without limitation, all fees, expenses and disbursements of its counsel and accountants and other expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with.  In all events, Buyer shall be solely responsible for all costs and expenses incurred by Buyer in any examination or investigation regarding Seller, which Buyer
elected to carry out, including, without limitation, the cost of any examination of title to the Real Property.
		7.3.  Further Assurances.  On the Closing Date WCC and
Seller shall (i) deliver to Buyer such other bills of sale,
deeds, endorsements, assignments and other good and sufficient instruments of conveyance and transfer, in form reasonably
satisfactory to Buyer and its counsel, as Buyer may reasonably request or as may be otherwise reasonably necessary to vest in
Buyer all the right, title and interest of Seller in, to or under any or all of the Purchased Assets, and (ii) take all steps as may be reasonably necessary to put Buyer in actual possession and control of all the Purchased Assets.  From time to time following the Closing, WCC and Seller shall execute and deliver, or cause to be executed and delivered, to Buyer such other instruments of conveyance and transfer as Buyer may reasonably request or as may be otherwise necessary to more effectively convey and transfer to, and vest in, Buyer and put Buyer in possession of, any part of the Purchased Assets, and, in the case of licenses,
certificates, approvals, authorizations, agreements, contracts, leases, easements and other commitments included in the Purchased
Assets (a) which cannot be transferred or assigned effectively without the consent of third parties which consent has not been obtained prior to the Closing, to cooperate with Buyer at its request in endeavoring to obtain such consent promptly, and if any such consent is unobtainable, to use its best efforts to secure to Buyer the benefits thereof in some other manner, or (b)
which are otherwise not transferable or assignable, to use its best efforts jointly with Buyer to secure to Buyer the benefits thereof in some other manner (including the exercise of the
rights of Seller thereunder); provided, however, that nothing herein shall relieve WCC or Seller of its obligations under
paragraph 6.3.  Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign any license, certificate, approval, authorization,
agreement, contract, lease, easement or other commitment included in the Purchased Assets if an attempted assignment thereof
without the consent of a third party thereto would constitute a breach thereof.  Should title to any real property located within the outer boundary of or abutting the Owned Real Property or
Leased Real Property be owned by WCC or Seller on the Closing
Date and not transferred to Buyer at the Closing Date, then WCC or Seller shall transfer same to Buyer without additional
consideration.
		7.4.  Prorations.  (a)  The income, expenses and
liabilities attributable to the Purchased Assets through the
Valuation Date shall be for the account of Seller.  Seller shall be responsible for all Taxes attributable to the Purchased Assets and the business operations of Seller for the period including and prior to the Valuation Date.  Buyer shall be responsible for all Taxes attributable to the Purchased Assets for the period beginning after the Valuation Date.  Seller and Buyer shall each pay half of any recording, transfer, sales and similar taxes required to be paid in connection with the sale of the Purchased
Assets.  All royalties, rentals and other payments due under the
Seller Contracts shall be prorated between Buyer and Seller as of the Valuation Date, with Seller paying to Buyer all amounts
received by Seller prior to the Closing Date under the Out Leases in respect of the period after the Valuation Date and Buyer
reimbursing Seller for all amounts paid by Seller prior to the
Closing Date under the Seller Contracts in respect of the period after the Valuation Date (including all unrecouped advance or minimum royalties under the In Leases paid by Seller prior to the
Closing Date in respect of the period after the Closing Date).
		(b)	Seller shall deliver to Buyer, within 75 days
after the Closing Date, a statement setting forth in reasonable detail the calculation of amounts due Seller or Buyer under
paragraph 7.4(a).  Buyer shall have 60 days after receipt thereof to review the details thereof.  If Buyer does not object thereto in writing during such review period, then such calculations shall be final and binding.  If Buyer objects thereto in writing within such review period, then the parties shall use their
reasonable efforts to resolve their differences and, in the event
Seller and Buyer so resolve any such differences, the
calculations, as adjusted by the adjustments agreed to by the parties, shall be final and binding.  If Seller and Buyer are unable to resolve such differences within the next 30 days
following such review period, then Buyer and Seller shall submit the objections that are unresolved to the Accounting Firm, which shall be instructed to resolve the unresolved objections as
promptly as reasonably practicable and to deliver written notice to Buyer and Seller setting forth its resolution of the disputed matters.  The calculations, after giving effect to any
adjustments agreed to by the parties and to the resolution of disputed matters by the Accounting Firm, shall be final and
binding.  Any payments required to be made by Buyer or Seller in respect of such calculations shall be made promptly (but not later than five days) after the determination of such
calculations that is final and binding.  The Accounting Firm may employ legal counsel if necessary to its resolution and all costs of such Accounting Firm shall be shared equally by Seller and
Buyer.
		7.5.  Litigation Assistance.  Following the Closing,
Buyer shall provide to WCC, and WCC and Seller shall provide to
Buyer, such information and documents as may be reasonably
requested in connection with any suit, claim, investigation or proceeding, pending or threatened, which relates to the Purchased
Assets and in connection therewith each party shall, without limitation, make available to the other party during normal
business hours (i) all books and records relating thereto in its possession, and (ii) all employees of such party or its
Affiliates having knowledge of the matters in controversy.  Such access shall be afforded upon receipt of reasonable advance
notice and shall not unreasonably interfere with the operations of the party being requested to furnish the information.  The party requesting the information shall be responsible for any significant costs or expenses incurred by the party furnishing the information pursuant to this paragraph 7.5.
		7.6.  Post-Closing Remittances.  If, after the Closing
Date, WCC or Seller shall receive any remittance with respect to a Seller Contract which relates to the period after the Valuation
Date, WCC or Seller shall endorse such remittance to the order of
Buyer and forward it to Buyer promptly following receipt thereof.
Conversely, if, after the Closing Date, Buyer shall receive any remittance with respect to a Seller Contract which relates to the period on or prior to the Valuation Date, then Buyer shall
endorse such remittance to the order of Seller and forward it to
Seller promptly following receipt thereof.
		7.7.  Maintenance of Corporate Existence.   WCC
covenants and agrees that it will, for a period of not less than fifteen years from and after the closing, take all necessary action to maintain its corporate existence, and to maintain the corporate existence of KCC, CCC and DPC, or to cause such
corporations to maintain their corporate existence, and to keep itself and such other corporations in good standing (or to cause such other corporations to remain in good standing) and properly qualified to do business in the applicable jurisdiction of
incorporation; provided, however, that this covenant by WCC shall be subject to the following exceptions and qualifications:
		(i)  WCC may consolidate with, or merge with or into
any other corporation (whether or not WCC shall be the
surviving corporation), or sell, assign, transfer or lease
all or substantially all of its properties and assets as an
entirety or substantially as an entirety to any Person or
group of affiliated Persons, in one transaction or a series
of related transactions, if either:  (A) WCC shall be the
surviving corporation or surviving Person; or (B) the
surviving corporation or surviving Person (if other than
WCC) formed by such consolidation or with which or into
which WCC is merged or the Person (or group of affiliated
Persons) to which all or substantially all the properties or assets of WCC as an entirety or substantially as an entirety are sold, assigned, transferred or leased shall be a
corporation organized and existing under the laws of the
United States of America or any state thereof or the
District of Columbia and shall expressly assume all the
obligations of WCC under this Agreement, including but not
limited to paragraph 8.1(iv) and (v) hereof.
		(ii)  WCC may dissolve voluntarily under applicable
state law if, prior to such dissolution, WCC has provided
for all liabilities it may then have under the Act.  WCC
shall be deemed to have provided for such liabilities under
the Act only if:  (A) the trustees under the Act shall agree in writing that they will release all claims against WCC and any Related Persons or "successors in interest" (as such
terms are used and defined in the Act) if WCC pays to the
trustees the amounts so provided for in the dissolution
proposal to be submitted to the stockholders of WCC for
approval; and (B) WCC pays, or deposits funds with a third
party that will provide for payment of, such amounts to the
trustees.
	   (iii)  This paragraph 7.7 shall have no further force and
effect if (A) the Act in its entirety, or the provisions
thereof imposing liability on any "successor in interest,"
shall be determined by a court of competent jurisdiction to
be unconstitutional or otherwise invalid, provided that, in
such case, the ruling of such court is not subject to
further appeal, and such Act is not, with sixty months
thereafter, amended or replaced by legislation which would
impose a liability upon any Buyer Group Member for health or death benefits of former employees of WCC or Seller, or (B)
Congress repeals the Act or the provision thereof that
imposes liability on "successors in interest" and Congress
does not, within sixty months after such repeal, enact new
legislation the effect of which is to impose liability upon
any Buyer Group Member for the health or death benefits of
former employees of WCC or Seller.
		(iv) Capitalized terms used in this paragraph but not defined in this Agreement shall have the meaning assigned thereto in the Act.
		7.8.  [Intentionally omitted].
		7.9.  Permits and Bonds.  Buyer and Seller shall
promptly submit an "Operator Change Application" with the
Kentucky Environmental Cabinet on Form MPA-08 (or any successor thereto) with a cover letter requesting that the effective date of the change be the Closing Date.  With respect to each of the
Governmental Permits and each of the bonds listed on Schedule
5.1.14, from and after the Closing Date, Buyer shall indemnify and hold WCC and Seller harmless from and against any Losses or
Expenses WCC or Seller may incur under any such permit or bond by reason of Buyer's operations on and after the Closing Date.
Promptly after the Closing Date, Buyer shall submit permit
transfer applications to the Kentucky Environmental Cabinet on
Form MPA-07 (or any successor thereto) for each such Governmental
Permit and provide a replacement for each such bond.
		7.10.  Transfer of Certain Interests of WCSC.  WCC
agrees that, at the Closing and upon the satisfaction of all conditions precedent to the obligations of WCC under this
Agreement, WCC shall, on behalf of its wholly owned subsidiary
WCSC, cause WCSC to transfer to Buyer all of WCSC's interest in
(a) each of the contracts listed on Schedule 1.1.7 other than the agreement listed on such schedule under the heading "Boise
Cascade" and (b) the Rail Transportation Agreement dated May 17,
1991, between CSX Transportation, Inc. and WCSC, as amended.
		8.  Indemnification.
		8.1.  Indemnification by WCC and Seller.  WCC and
Seller, jointly and severally, agree to indemnify and hold
harmless each Buyer Group Member from and against any and all
Loss and Expense imposed upon or incurred by such Buyer Group
Member as a result of, in connection with or arising from:
		(i)	any breach by WCC or Seller of, or default in the
performance by WCC or Seller of, any covenant, agreement or
obligation to be performed by WCC or Seller pursuant to this
Agreement or any Westmoreland Ancillary Agreement;
		(ii)	any breach of any warranty or the inaccuracy of
any representation of WCC or Seller contained or referred to in this Agreement or any certificate delivered by or on
behalf of WCC or Seller pursuant hereto;
		(iii)	any failure of WCC or Seller to obtain prior
to the Closing any consent required for the consummation of
the transactions contemplated hereby or by the Westmoreland
Ancillary Agreements, including, without limitation, those
set forth in Schedule 5.1.2;
		(iv)	the failure of WCC or Seller to satisfy or perform
any of the liabilities or obligations not assumed by Buyer
pursuant to this Agreement; and
		(v)	any Loss and Expense resulting from an increase in
unassigned beneficiaries premium or costs paid by any Buyer
Group Member under Section 9704(d) of the Act or increase in any Buyer Group Member's "applicable percentage" under
Section 9704(f) of the Act resulting from the transfer of
eligible beneficiaries assigned to Seller or WCC under the
Act to unassigned beneficiaries or from the transfer of any
beneficiaries from any employer funds of WCC or Seller to
any fund under the Act, provided that such transfer is
caused by a breach by WCC or Seller of this Agreement or is
caused by actions taken by WCC or Seller pursuant to clause
(i) or (ii) of paragraph 7.7 of this Agreement;
provided, however, that WCC and Seller shall be required to
indemnify and hold harmless with respect to Loss and Expense incurred by Buyer Group Members under clauses (i), (ii) and (iii)
of this paragraph 8.1 (other than Loss and Expense incurred as a result of inaccuracies of the representations and warranties contained in paragraphs 5.1.1, 5.1.2 and 5.1.11, as to which this proviso shall have no effect) only to the extent that the
aggregate amount of such Loss and Expense exceeds $1,000,000 and is no greater than $15,000,000.  The indemnification provided for in this paragraph 8.1 shall terminate two years after the Closing
Date (and no claims shall be made by any Buyer Group Member under this paragraph 8.1 thereafter), except that the indemnification by WCC and Seller shall continue as to:
		(A)	the obligations and representations of Seller
under the Instrument of Assignment, as to which no time
limitation shall apply;
		(B)	the representations and warranties set forth in
paragraphs 5.1.1 and 5.1.2 and the covenants and agreements
of WCC and Seller set forth in paragraphs 7.1, 7.2, 7.3,
7.5, 7.7, 8.1(iv), 8.1(v), 11.1 and 11.15 hereof, as to all
of which no time limitation shall apply;
		(C) the representations and warranties set forth in paragraph 5.1.11, as to which the indemnification provided for in this paragraph 8.1 shall terminate ten years after
the Closing Date; and
		(D)	any Loss or Expense of which any Buyer Group
Member has notified WCC or Seller in accordance with the
requirements of paragraph 8.3 hereof on or prior to the date such indemnification would otherwise terminate in accordance with this paragraph 8.1, as to which the obligation of WCC
and Seller shall continue until the liability of WCC and
Seller shall have been determined pursuant to this paragraph
8.1, and WCC or Seller shall have reimbursed all Buyer Group
Members for the full amount of such Loss and Expense in
accordance with this paragraph 8.1.
		8.2.  Indemnification by Buyer.  Buyer agrees to
indemnify and hold harmless each Seller Group Member from and against any and all Loss and Expense imposed upon or incurred by such Seller Group Member as a result of, in connection with or arising from:
		(i)	any breach by Buyer, or default in the performance
by Buyer of, any covenant, agreement or obligation to be
performed by Buyer pursuant to this Agreement or any Buyer
Ancillary Agreement; or
		(ii)	any breach of any warranty or the inaccuracy of
any representation of Buyer contained or referred to in this
Agreement or in any certificate delivered by or on behalf of
Buyer pursuant hereto;
		(iii)	any and all claims by any third Person
arising from the failure to pay, perform or discharge any of the Assumed Liabilities after the Closing Date, including,
without limitation, any lease, sublease or agreement
expressly assumed by Buyer pursuant to the terms of this
Agreement, or any act or omission by Buyer occurring on or
after the Closing Date with respect to any of the Assumed
Liabilities; and
		(iv)	any and all debts, obligations and liabilities
(other than Excluded Liabilities) resulting from or in
connection with Buyer's ownership of the Purchased Assets
arising or occurring after the Closing;
provided, however, that Buyer shall be required to indemnify and hold harmless under clauses (i) and (ii) of this paragraph 8.2 with respect to Loss and Expense incurred by Seller Group Members only to the extent that the aggregate amount of such Loss and
Expense exceeds $1,000,000 (except with respect to Loss or
Expense under paragraph 7.9, as to which this limitation shall not apply) but is not greater than $15,000,000.  The
indemnification provided for in this paragraph 8.2 shall
terminate two years after the Closing Date (and no claims shall be made by any Seller Group Member under this paragraph 8.2
thereafter), except that the indemnification by Buyer shall
continue as to:
		(a) the covenants and agreements of Buyer set forth in paragraphs 7.2, 7.5, 7.9, 11.1 and 11.15 hereof, as to all of which no time limitation shall apply; and
		(b)	any Loss or Expense of which WCC or Seller has
notified Buyer in accordance with the requirements of
paragraph 8.3 hereof on or prior to the date such
indemnification would otherwise terminate in accordance with this paragraph 8.2, as to which the obligation of Buyer
shall continue until the liability of Buyer shall have been
determined pursuant to this paragraph 8.2, and Buyer shall
have reimbursed all Seller Group Members for the full amount of such Loss and Expense in accordance with this paragraph
8.2.
		8.3.  Notice of Indemnity Claims.  (a) Any Buyer Group
Member or Seller Group Member (the "Indemnified Party") seeking indemnification hereunder shall give to the party obligated to provide indemnification to such Indemnified Party (the
"Indemnitor") a notice (a "Claim Notice") describing in
reasonable detail the facts giving rise to any claim for
indemnification hereunder and shall include in such Claim Notice
(if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this
Agreement or any other agreement, document or instrument executed hereunder or in connection herewith upon which such claim is based; provided, that a Claim Notice in respect of any action at law or suit in equity by or against a third Person as to which indemnification will be sought shall be given promptly after the action or suit is commenced; and provided, further, that failure to give such notice shall not relieve the Indemnitor of its
obligations hereunder except to the extent it shall have been prejudiced by such failure.
		(b)	After the giving of any Claim Notice pursuant
hereto, the amount of indemnification to which an Indemnified
Party shall be entitled under this paragraph 8 shall be
determined:  (i) by the written agreement between the Indemnified
Party and the Indemnitor; (ii) by a final judgment or decree of any court of competent jurisdiction; or (iii) by any other means to which the Indemnified Party and the Indemnitor shall agree.
The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined.  The Indemnified Party shall have the burden of proof in establishing the amount of Loss and Expense suffered by it.
		8.4.  Third Person Claims.  (a) Subject to paragraph
8.4(b), the Indemnified Party shall have the right to conduct and control, through counsel of its choosing, the defense, compromise or settlement of any third Person claim, action or suit against such Indemnified Party as to which indemnification will be sought by any Indemnified Party from any Indemnitor hereunder, and in any such case the Indemnitor shall cooperate in connection
therewith and shall furnish such records, information and
testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the Indemnified Party in connection therewith; provided, that the
Indemnitor may participate, through counsel chosen by it and at its own expense, in the defense of any such claim, action or suit as to which the Indemnified Party has so elected to conduct and control the defense thereof; and provided, further, that the
Indemnified Party shall not, without the written consent of the
Indemnitor (which written consent shall not be unreasonably
withheld), pay, compromise or settle any such claim, action or suit, except that no such consent shall be required if, following a written request from the Indemnified Party, the Indemnitor shall fail, within 14 days after the making of such request, to acknowledge and agree in writing that, if such claim, action or suit shall be adversely determined, such Indemnitor has an
obligation to provide indemnification hereunder to such
Indemnified Party.
		(b)	If any third Person claim, action or suit against
any Indemnified Party is solely for money damages or, where WCC or Seller is the Indemnitor, will have no continuing effect in any material respects on the Purchased Assets, then the
Indemnitor shall have the right to conduct and control, through counsel of its choosing, the defense, compromise or settlement of any such third Person claim, action or suit against such
Indemnified Party as to which indemnification will be sought by any Indemnified Party from any Indemnitor hereunder if the
Indemnitor has acknowledged and agreed in writing that, if the same is adversely determined, the Indemnitor has an obligation to provide indemnification to the Indemnified Party in respect
thereof, and in any such case the Indemnified Party shall
cooperate in connection therewith and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the Indemnitor in connection therewith; provided, that the Indemnified Party may participate, through counsel
chosen by it and at its own expense, in the defense of any such claim, action or suit as to which the Indemnitor has so elected to conduct and control the defense thereof.  Notwithstanding the foregoing, the Indemnified Party shall have the right to pay, settle or compromise any such claim, action or suit; provided, that in such event the Indemnified Party shall waive any right to indemnity therefor hereunder.
		9.  Conditions Precedent.
		9.1.  Conditions Precedent to Performance by WCC and
Seller.  The performance of the obligations of WCC and Seller hereunder is subject to the satisfaction, on or before the
Closing Date, of each of the following conditions, any of which may be waived by WCC and Seller, in whole or in part, without prior notice:
		9.1.1.  Performance of Agreement; Accuracy of
Representations and Warranties.  Buyer shall have performed, satisfied and complied with all covenants, agreements and
obligations required by this Agreement to be performed or
complied with by Buyer on or prior to the Closing Date; each of the representations and warranties of Buyer contained or referred to in this Agreement shall be true and correct on the Closing
Date in all material respects as though made on and as of the
Closing Date, except for changes therein specifically permitted by any such agreement or resulting from any transaction expressly consented to in writing by WCC and Seller or any transaction contemplated by any such agreement; and there shall have been delivered to WCC and Seller a certificate to such effect, dated the Closing Date and signed on behalf of Buyer by the President or any Vice President thereof.
		9.1.2.  No Restraint or Litigation.  The waiting period
under the HSR Act shall have expired or been terminated, and no action, suit or proceeding by any Governmental Body shall have been instituted or threatened to restrain, prohibit or otherwise challenge the legality or validity of the transactions
contemplated hereby.
		9.1.3.  Necessary Governmental Approvals.  WCC and
Seller shall have received all approvals and actions of or by all Governmental Bodies necessary to consummate the transactions contemplated hereby, which are required to be obtained prior to the Closing by applicable Requirements of Laws.
		9.1.4. Material Consents. WCC and Seller shall have received, on or before the Closing Date, the material consents from third parties to complete the transactions contemplated by this Agreement set forth in Schedule 9.1.4.
		9.1.5. Releases. WCC, WCSC and Seller shall have been released from each of the leases, surety bonds, performance and reclamation bonds and other obligations set forth in Schedule
9.1.5.
		9.1.6.  Documents Delivered.  The form and substance of
all documents to be delivered by or relating to Buyer or CONSOL
Inc. under this Agreement shall be satisfactory in all reasonable respects to WCC and Seller.
		9.1.7.  Corporate Approval.  The Boards of Directors of
WCC, CCC, KCC and DPC shall have approved the performance of this
Agreement and the transactions contemplated hereby.  If WCC shall have solicited its stockholders pursuant to section 271 of the
General Corporation Law of the State of Delaware (or any
comparable provision of State or federal law), the requisite percentage of WCC's stockholders shall have approved the
transactions contemplated hereby.
		9.2.  Conditions Precedent to Performance by Buyer.
The performance of the obligations of Buyer hereunder is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any of which may be waived by Buyer, in whole or in part, without prior notice:
		9.2.1.  Performance of Agreement; Accuracy of
Representations and Warranties.  WCC and Seller shall have
performed, satisfied and complied with all covenants, agreements and obligations required by this Agreement to be performed or complied with by WCC and Seller on or prior to the Closing Date;
each of the representations and warranties of WCC and Seller contained or referred to in this Agreement shall be true and correct on the Closing Date in all material respects as though made on and as of the Closing Date, except for changes therein specifically permitted by any such agreement or resulting from any transaction expressly consented to in writing by Buyer or any transaction contemplated by any such agreement; and there shall have been delivered to Buyer a certificate to such effect, dated the Closing Date and signed on behalf of WCC and Seller by the
President or any Vice President thereof.
		9.2.2. No Changes or Destruction of Purchased Assets. Between the date hereof and the Closing Date, there shall have been (a) no material adverse change in the Purchased Assets; (b)
no material adverse federal or state legislative or regulatory change affecting the Purchased Assets; and (c) no material damage to the Purchased Assets by fire, flood, casualty, act of God or the public enemy or other cause, regardless of insurance coverage for such damage; and there shall have been delivered to Buyer a certificate to such effect, dated the Closing Date and signed on behalf of WCC and Seller by the President or any Vice President
thereof.
		9.2.3.  No Restraint or Litigation.  The waiting period
under the HSR Act shall have expired or been terminated, and no action, suit, investigation or proceeding shall have been
instituted or threatened to restrain or prohibit or otherwise challenge the legality or validity of the transactions
contemplated hereby.
		9.2.4.  Necessary Governmental Approvals.  The parties
shall have received all approvals and actions of or by all
Governmental Bodies which are necessary to consummate the
transactions contemplated hereby, which are either specified in
Schedule 5.1.4 or otherwise required to be obtained prior to the
Closing by applicable Requirements of Laws or which are necessary to prevent a material adverse change in the Purchased Assets.
		9.2.5. Necessary Consents. WCC and Seller shall have received consents, in form and substance reasonably satisfactory to Buyer, to the transactions contemplated hereby from the other parties to all contracts, leases, agreements and permits to which
WCC or Seller is a party or by which WCC or Seller or any of
Seller's assets is affected and which are specified in Schedule
9.1.4 or are otherwise necessary to prevent a material adverse change in the Purchased Assets.
		9.2.6.  Documents Delivered.  The form and substance of
all documents to be delivered by or relating to WCC or Seller under this Agreement shall be satisfactory in all reasonable respects to Buyer.
		10.  Termination.
		10.1.  Termination.  Anything contained in this
Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:
		(a)	by the mutual consent of the Board of Directors of
Buyer and the Board of Directors of WCC;
		(b)	by Buyer or WCC if the Closing shall not have
occurred on or before October 31, 1994, or December 31, 1994 if
WCC has mailed to its stockholders on or before October 31, 1994 a proxy soliciting stockholder approval of the transactions
contemplated hereby (or such later date as may be mutually agreed to by Buyer and WCC) (the "Terminal Date");
		(c)	by Buyer (1) in the event all conditions precedent
set forth in paragraph 9.2 have not been satisfied by the
Terminal Date or (2) in the event of any material breach by WCC or Seller of any agreements, representations, or warranties of
WCC or Seller contained herein and the failure of WCC or Seller to cure such breach within thirty business days after receipt of notice from Buyer requesting such breach to be cured or (3) if between the date hereof and the Closing Date, Buyer has received
Seller Additional Disclosure and such Seller Additional
Disclosure would have a material adverse effect on the Purchased
Assets or the transactions contemplated hereby, by giving written notice of termination within 5 Business Days after receiving such
Seller Additional Disclosure; or
		(d)	by WCC in the event all conditions precedent set
forth in paragraph 9.1 have not been satisfied by the Terminal
Date or in the event of any material breach by Buyer of any
agreements, representations, or warranties of Buyer contained herein and the failure of Buyer to cure such breach within ten business days after receipt of notice from WCC requesting such breach to be cured.
		10.2. Notice of Termination. Any party desiring to terminate this Agreement pursuant to paragraph 10.1 hereof shall give notice of such termination to the other parties to this
Agreement.
		10.3. Effect of Termination. In the event that this Agreement shall be terminated pursuant to this paragraph 10, all further obligations of the parties under this Agreement (other than paragraphs 7.2 and 11.15) shall be terminated without
further liability of any party to the other, provided that
nothing herein shall relieve any party from liability for its willful breach of this Agreement.
		11.  Miscellaneous Agreements.
		11.1.  Retention of and Access to Records after
Closing.  (a) For a period of three years after the Closing Date,
WCC and its representatives shall have reasonable access to all of the books and records of WCC and Seller relating to the
Purchased Assets and transferred to Buyer pursuant to this
Agreement to the extent that such access may reasonably be
required by WCC or Seller in connection with matters relating to or affected by the Purchased Assets prior to the Closing Date
(including, without limitation, for the preparation of Tax
returns and financial statements and other reasonable purposes).
Such access shall be afforded by Buyer upon receipt of reasonable advance notice and during normal business hours.  WCC and Seller shall be solely responsible for any costs or expenses incurred by either of them pursuant to this paragraph 11.1(a).  If Buyer shall desire to dispose of any of such books and records prior to the expiration of such three-year period, Buyer shall, prior to such disposition, give WCC a reasonable opportunity, at WCC's expense, to segregate and remove such books and records as WCC may select.
		(b)	For a period of three years after the Closing
Date, Buyer and its representatives shall have reasonable access to all of the books and records of WCC and Seller relating to the
Purchased Assets which WCC or any of its Affiliates may retain after the Closing Date.  Such access shall be afforded by WCC and its Affiliates upon receipt of reasonable advance notice and during normal business hours.  Buyer shall be solely responsible for any costs and expenses incurred by it pursuant to this
paragraph 11.1(b).  If WCC or any of its Affiliates shall desire to dispose of any of such books and records prior to the
expiration of such three-year period, WCC shall, prior to such disposition, give Buyer a reasonable opportunity, at Buyer's expense, to segregate and remove such books and records as Buyer may select.
		11.2.  Exhibits and Schedules.  The Exhibits and
Schedules referred to in this Agreement shall be deemed to be incorporated herein by reference and made a part hereof as if set out in full herein.
		11.3.  Time of the Essence.  Time is of the essence of
this Agreement.
		11.4.  Assignment.  The rights of Buyer and Seller
under this Agreement shall not be assignable by such party
hereto, except to an Affiliate, prior to the Closing without the written consent of the other, which consent may be withheld for any reason.  Following the Closing, either party may assign any of its rights hereunder, but no such assignment shall relieve it of its obligations hereunder.
		11.5. Survival of Provisions. The representations, warranties, covenants and obligations contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement but solely for the purpose of creating rights under Section 8 of this Agreement.
		11.6.  Headings.  The titles and headings contained in
this Agreement (including, without limitation, in the Exhibits and Schedules hereto) are included for purposes of convenience only and shall not be considered a part of this Agreement in construing or interpreting any provision hereof.
		11.7.  Governing Law.  This Agreement shall be governed
by, and construed in accordance with, the internal laws (as
opposed to the conflicts of law provisions) of the State of New
York.
		11.8.  Notices.  All notices, requests, demands and
other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been given on the date of delivery personally or of deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed as follows or to such other person or address as either party shall designate by notice to the other party in accordance herewith:
	To WCC or Seller:		Westmoreland Coal Company
						700 The Bellevue
						200 South Broad Street
						Philadelphia, PA 19102
						Attn:  General Counsel

	To Buyer:				CONSOL of Kentucky, Inc.
						Consol Plaza
						1800 Washington Road
						Pittsburgh, PA 15241
						Attn:  General Counsel



		11.9. Counterparts. This Agreement may be executed by the parties in one or more counterparts, all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each of Seller and Buyer.
		11.10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto, and their respective successors and permitted assigns.
		11.11. Subrogation. Nothing in this Agreement, express or implied, including, without limitation, the indemnities of paragraph 8 hereof, shall be deemed to create in any Person other than the parties signatory hereto and successors and assigns permitted by paragraph 11.10 hereof (i) any right, remedy or claim under or by reason of this Agreement or (ii) any rights of subrogation from, through or under any indemnified party because of any claim paid or defense provided or otherwise.
		11.12. Recording. This Agreement shall not be filed or recorded in any office for the recording of deeds or documents.
		11.13. Severability of Provisions. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application thereof to any person or circumstances shall, to any extent and for any reason, be held in any proceeding to be invalid, illegal or unenforceable, such provision, or the application thereof to any person or circumstance, shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or any other provisions hereof or the application of such provision to persons or circumstances other than those to which it was held to be invalid, illegal or unenforceable, but only if and to the extent such construction would not materially and adversely frustrate the parties' essential objectives as expressed herein.
		11.14. Entire Agreement; Amendments; Waivers. This Agreement (including the Exhibits and Schedules referred to herein and the documents delivered pursuant hereto) constitutes the entire agreement of the parties here to pertaining to the subject matter contained hereof, and supersedes all prior agreements, representations, understandings or letters of intent of the parties hereto, including without limitation the Confidentiality Agreement. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.
		11.15. Confidential Nature of Information. Each party agrees that it will treat in confidence all documents, materials and other information which it shall have obtained regarding the other party during the course of the negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), the investigation provided for herein and the preparation of this Agreement and other related documents, and, in the event the transactions contemplated hereby shall not be consummated, each party will return to the other party all copies of nonpublic documents and materials which have been furnished in connection therewith. Such documents, materials and information shall not be communicated to any third Person (other than, in the case of Buyer, to its counsel, accountants, financial advisors or lenders, and in the case of Seller, to its counsel, accountants or financial advisors). No other party shall use any confidential information in any manner whatsoever except solely for the purpose of evaluating the proposed purchase and sale of the Purchased Assets; provided, however, that after the Closing
Buyer may use or disclose any confidential information related to the Purchased Assets. The obligation of each party to treat such documents, materials and other information in confidence shall not apply to any information which (i) is or becomes available to such party from a source other than such party, (ii) is or becomes available to the public other than as a result of disclosure by such party or its agents, (iii) is required to be disclosed under applicable law or judicial process, but only to the extent it must be disclosed, or (iv) such party reasonably deems necessary to disclose to obtain any of the consents or approvals contemplated hereby.


		IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
						WESTMORELAND COAL COMPANY

Witness:
						By:________________________________
						Name:
_________________________	Title:


						CRITERION COAL COMPANY

Witness:
						By:________________________________
						Name
__________________________	Title:


						KENTUCKY CRITERION COAL COMPANY

Witness:
						By:________________________________
						Name
__________________________	Title:


						DEANE PROCESSING COMPANY

Witness:
						By:________________________________
						Name:
__________________________	Title:


						CONSOL OF KENTUCKY INC.

Witness:
						By:________________________________
						Name:
_________________________	Title:




MJL94B24.WPD ( 3/27/95  1:11PM)


	TABLE OF CONTENTS



Paragraph	Page

1.	Purchase and Sale of the Purchased Assets	  2
	1.1.  Purchased Assets	  2
	1.2.  Excluded Assets	  4

2.  Purchase Price	  5
	2.1.  Purchase Price	  5
	2.2.  Purchase Price Adjustment	  5
	2.3.  Allocation of Purchase Price	  7

3.  Assumption of Obligations and Liabilities; Excluded
Liabilities	  7
	3.1.  Assumed Liabilities	  7
	3.2.  Excluded Liabilities	  7

4.  The Closing	  9
	4.1.  Time and Place	  9
	4.2.  Deliveries by Seller and WCC	  9
	4.3.  Payment on the Closing Date; Deliveries by Buyer	 11
	4.4.  Effect of Closing	 12

5.  Representations and Warranties	 12
	5.1.  Representations and Warranties of WCC and Seller	 12
		5.1.1.  Organization and Existence	 12
		5.1.2.  Authority; Approval; No Violations; 	Consents	 13
		5.1.3.  Availability of Assets	 15
		5.1.4.  Governmental Permits	 15
		5.1.5.  Owned Real Property	 16
		5.1.6.  Real Property Leases	 17
		5.1.7.  Condemnation	 18
		5.1.8.  Personal Property Leases	 18
		5.1.9.  Mining Contracts	 18
		5.1.10.  Status of Contracts	 18
		5.1.11.  Title to Property	 19
		5.1.12.  No Violation, Litigation or Regulatory 	Action	 20
		5.1.13.  Environmental Matters	 20
		5.1.14.  Reclamation and Surety Bonds	 25
		5.1.15.  Insurance	 25
		5.1.16.  Brokers	 26
		5.1.17.  Disclosure	 26
		5.1.18.  Subsequent Events or Knowledge.	 27
	5.2.  Representations and Warranties of Buyer	 28
		5.2.1.  Organization and Existence	 28
		5.2.2.  Authority; Approval; No Violations; 	Consents	 28
		5.2.3.  Litigation	 29
		5.2.4.  Brokers	 30
	5.3.  Disclaimers of WCC and Seller	 30

6.  Action Prior to the Closing Date	 30
	6.1.  Investigation of the Purchased Assets by Buyer	 30
	6.2.  Preserve Accuracy of Representations and 	Warranties	 31
	6.3.  Consents of Third Parties; Governmental 	Approvals	 32
	6.4.  Operations Prior to the Closing Date	 33
	6.5.  Antitrust Law Compliance	 34

7.  Additional Agreements	 35
	7.1.   Discharge of Seller's Liabilities	 35
	7.2.   Expenses	 35
	7.3.   Further Assurances	 36
	7.4.   Prorations	 37
	7.5.   Litigation Assistance	 39
	7.6.   Post-Closing Remittances	 39
	7.7.   Maintenance of Corporate Existence. 	 40
	7.8.   [Intentionally omitted]	 42
	7.9.   Permits and Bonds.	 42
	7.10.  Transfer of Certain Interests of WCSC	 43

8.  Indemnification	 43
	8.1.  Indemnification by WCC and Seller	 43
	8.2.  Indemnification by Buyer	 46
	8.3.  Notice of Indemnity Claims	 47
	8.4.  Third Person Claims	 49

9.  Conditions Precedent	 50
	9.1.  Conditions Precedent to Performance by WCC and 	Seller	 50
		9.1.1.  Performance of Agreement; Accuracy of
                              	Representations and Warranties	 51
		9.1.2.  No Restraint or Litigation	 51
		9.1.3.  Necessary Governmental Approvals	 51
		9.1.4.  Material Consents	 52
		9.1.5.  Releases	 52
		9.1.6.  Documents Delivered	 52
		9.1.7.  Corporate Approval	 52
	9.2.  Conditions Precedent to Performance by Buyer	 52
		9.2.1.  Performance of Agreement; Accuracy of
                        	Representations and Warranties	 53
		9.2.2.  No Changes or Destruction of Purchased 	Assets	 53
		9.2.3.  No Restraint or Litigation	 54
		9.2.4.  Necessary Governmental Approvals	 54
		9.2.5.  Necessary Consents	 54
		9.2.6.  Documents Delivered	 54

10.  Termination	 55
	10.1.  Termination	 55
	10.2.  Notice of Termination	 56
	10.3.  Effect of Termination	 56

11.  Miscellaneous Agreements	 56
	11.1.  Retention of and Access to Records after 	Closing	 56
	11.2.  Exhibits and Schedules	 57
	11.3.  Time of the Essence	 58
	11.4.  Assignment	 58
	11.5.  Survival of Provisions	 58
	11.6.  Headings	 58
	11.7.  Governing Law	 58
	11.8.  Notices	 58
	11.9.  Counterparts	 59
	11.10.  Successors and Assigns	 59
	11.11.  Subrogation	 59
	11.12.  Recording	 60
	11.13.  Severability of Provisions	 60
	11.14.  Entire Agreement; Amendments; Waivers	 60
	11.15.  Confidential Nature of Information	 61


	Schedule Index

Schedule 1.1.1		-	Owned Real Property
Schedule 1.1.2		-	In Leases
Schedule 1.1.3		-	Real Improvements and Personal Property
Schedule 1.1.4		-	Out Leases
Schedule 1.1.5		-	Personal Property Leases
Schedule 1.1.6		-	Mining Contracts
Schedule 1.1.7		-	Coal Sale Contracts
Schedule 1.1.12	-	Miscellaneous Contracts
Schedule 1.2.6		-	Excluded Assets
Schedule 4.3		-	Bank Account of Seller
Schedule 5.1.2		-	Seller - Violations, Conflicts, Consents
and Approvals
Schedule 5.1.3		-	Availability of Assets
Schedule 5.1.4		-	Governmental Permits
Schedule 5.1.10	-	Status of Contracts
Schedule 5.1.11	-	Exceptions to Title
Schedule 5.1.12	-	Violation, Litigation or Regulatory
Action
Schedule 5.1.13(I)	-	Environmental Matters -- Seller
Schedule 5.1.13(II)	-	Environmental Matters -- Contractors
Schedule 5.1.14	-	Reclamation and Surety Bonds
Schedule 5.1.15	-	Insurance
Schedule 5.2.2		-	Buyer - Violations, Conflicts, Consents
and Approvals
Schedule 9.1.4		-	Material Consents
Schedule 9.1.5		-	Releases









	ASSET PURCHASE AGREEMENT

	Dated July 28, 1994

	among

	WESTMORELAND COAL COMPANY,

	CRITERION COAL COMPANY,

	KENTUCKY CRITERION COAL COMPANY,

	DEANE PROCESSING COMPANY

	and

	CONSOL OF KENTUCKY INC.





	ASSET PURCHASE AGREEMENT


		THIS ASSET PURCHASE AGREEMENT, dated July 28, 1994, by and among WESTMORELAND COAL COMPANY, a Delaware corporation
("WCC"), CRITERION COAL COMPANY, a Delaware corporation ("CCC"),
KENTUCKY CRITERION COAL COMPANY, a Delaware Corporation ("KCC"),
DEANE PROCESSING COMPANY, a Delaware corporation ("DPC" and together with KCC and CCC, "Seller"), and CONSOL OF KENTUCKY
INC., a Delaware corporation ("Buyer").

	WITNESSETH:
		WHEREAS, Seller desires to sell, and Buyer desires to purchase, certain of the assets of Seller located in Knott, Pike, and Letcher Counties, Kentucky, as more particularly described herein, upon the terms and subject to the conditions herein set forth; and
		WHEREAS, WCC owns 100% of the issued and outstanding
stock of CCC and CCC owns 100% of the issued and outstanding stock of each of KCC and DPC and WCC desires to cause Seller to enter into the transactions contemplated hereby; and
		WHEREAS, certain terms used herein are used as defined
in Exhibit A hereto; and
		NOW, THEREFORE, in consideration of the premises and
the mutual covenants herein contained, the parties hereto hereby agree as follows:
		1.	Purchase and Sale of the Purchased Assets.
		1.1.  Purchased Assets.  Upon the terms and subject to
the conditions set forth in this Agreement, Seller shall, and WCC shall cause Seller to, sell, transfer, convey and assign to
Buyer, and Buyer shall purchase and acquire from Seller, at the
Closing on the Closing Date, the following assets of Seller, excluding the Excluded Assets as provided in paragraph 1.2 hereof
(herein collectively referred to as the "Purchased Assets"):
		1.1.1.  the tracts of land described in Schedule 1.1.1
other than the tracts transferred by KCC to third parties and listed on Schedule 1.1.1 under the heading "off-conveyances" (the
"Owned Real Property");
		1.1.2.  all rights, title and interests of Seller, as
lessee, in and to the real property (the "Leased Real Property")
under those certain leases (the "In Leases") described in
Schedule 1.1.2;
		1.1.3.  all buildings, structures and other real
improvements of Seller located in and on the Owned Real Property and the Leased Real Property (the "Real Improvements"), including without limitation those described in Schedule 1.1.3 (the Owned
Real Property, the Leased Real Property and the Real Improvements
shall hereinafter be referred to, collectively, as the "Real
Property") and all rights, title and interests of Seller in and to all tangible personal property located in and on the Real
Property on the Closing Date, including, without limitation the coal, machinery, equipment, vehicles, furniture and other
tangible personal property of Seller listed or referred to in
Schedule 1.1.3 (the "Tangible Personal Property");
		1.1.4.  all rights, title and interests of Seller
under, in and to the leases pursuant to which Seller leases to any third Person portions of the Real Property (the "Out Leases")
described in Schedule 1.1.4;
		1.1.5.  all rights, title and interests of Seller
under, in and to the personal property leases listed in Schedule
1.1.5 (the "Personal Property Leases") (all personal property owned or leased by Seller being referred to herein as the
"Personal Property");
		1.1.6.  all rights and interests of Seller in the
contracts described in Schedule 1.1.6 and relating to mining of coal by third parties on the Real Property and transportation of coal mined on the Real Property (the "Mining Contracts");
		1.1.7.  all of Seller's rights under the contracts
identified on Schedule 1.1.7 and relating to the sale of coal mined on the Real Property (the "Coal Sale Contracts," and
together with the Mining Contracts, the "Other Purchased
Contracts");
		1.1.8.  all of Seller's rights, claims or causes of
action against third parties relating to the Real Property, the
In Leases, the Out Leases, the Personal Property, the Personal
Property Leases and the Other Purchased Contracts arising or occurring on or after the Closing Date;
		1.1.9.  all books and records (including all data and
other information stored on discs or other media) of Seller
relating to the Real Property, the In Leases, the Out Leases, the
Personal Property, the Personal Property Leases and the Other
Purchased Contracts, including mine maps, geologic data, surveys, consulting reports, surface mapping, aerial photography,
environmental reports, core hole data, unmined mineral tax
filings and accounting data;
		1.1.10.  all deposits held by Seller with respect to
the Out Leases and all advance or minimum royalty payments under the Out Leases paid to Seller under the Out Leases in each case relating to periods after the Valuation Date;
		1.1.11.  the Governmental Permits listed in Schedule
5.1.4; and
		1.1.12.  Seller's rights under the miscellaneous
contracts listed in Schedule 1.1.12.
		1.2.  Excluded Assets.  Notwithstanding anything
contained in this Agreement to the contrary, the following assets of Seller are excluded from the Purchased Assets and are not being purchased and sold hereunder (herein referred to as the
"Excluded Assets"):
		1.2.1. all cash, cash equivalents and bank accounts of Seller (except as provided in paragraph 1.1.10);
		1.2.2.  all advance or minimum royalty payments under
the Out Leases paid or due Seller under the Out Leases relating to periods on or prior to the Valuation Date;
		1.2.3.  all claims and causes of action of Seller
against third parties relating to the Real Property, the In
Leases, the Out Leases, the Personal Property, the Personal
Property Leases and the Other Purchased Contracts (i) which may arise in connection with the indemnity obligations of Seller pursuant to paragraph 8.1 hereof or (ii) for which damages in respect thereto relate to the period prior to the Closing Date;
		1.2.4.  all rights and obligations, including all
receivables as adjusted by applicable penalties or premiums, relating to coal shipped prior to the Closing Date, together with all responsibilities for invoicing and collection;
		1.2.5.  all of Seller's insurance policies including,
without limitation, policies for health, general liability and property insurance, and any and all premium refunds and claims with respect to such refunds and all related refund payments, proceeds and other amounts due or payable, or hereafter becoming due or payable, thereunder;
		1.2.6.  each of the assets listed on Schedule 1.2.6;
and
		1.2.7.  all of the employees, active or retired, of
Seller or any predecessor of Seller.
		2.  Purchase Price.
		2.1.  Purchase Price.  The Purchase Price for the
Purchased Assets (the "Purchase Price") shall be $85,000,000.
		2.2.  Purchase Price Adjustment.
		2.2.1.  WCC and Seller covenant that, on the Closing
Date, the clean coal included in the Personal Property shall consist of 28,000 tons of Compliance Coal, 0 tons of <1% Sulfur
Coal and 2,000 tons of >1% Sulfur Coal.
		2.2.2.  Within fifteen business days following the
Closing Date, which period may be extended because of inclement weather or the need for aerial photography, Buyer and Seller, using Seller's records and assays of the coal stockpile
customarily used in the coal business, shall determine the actual amount of Compliance Coal, <1% Sulfur Coal, and >1% Sulfur Coal
included in the Personal Property on the Closing Date.  The
Purchase Price shall be increased by $19.89 for each ton of
Compliance Coal in excess of the amount specified in paragraph
2.2.1 and decreased by a like amount for each ton of Compliance
Coal below such amount, shall be increased by $19.89 for each ton of <l% Sulfur Coal in excess of the amount specified in paragraph
2.2.1 and decreased by a like amount for each ton of <1% Sulfur
Coal below such amount, and shall be increased by $23.53 for each ton of >1% Sulfur Coal in excess of the amount specified in
paragraph 2.2.1 and decreased by a like amount for each ton of
>1% Sulfur Coal below such amount.  Each of Buyer and Seller shall pay the salaries of its own employees and the costs
associated with the use of its own equipment used in conducting such tests.  The cost of any outside services used in conducting such tests shall be shared equally by Seller and Buyer.
		2.2.3.  All adjustments to the Purchase Price required
by paragraph 2.2.2 shall be netted.  Within twenty business days following the Closing Date, Buyer or Seller, as the case may be, shall make any payment required so that the net amount actually paid by Buyer hereunder shall be equal to the Purchase Price as adjusted by paragraph 2.2.2.
		2.3.  Allocation of Purchase Price.  Buyer and Seller
have agreed to allocate the Purchase Price to the Purchased
Assets as set forth in Exhibit F.
		3.  Assumption of Obligations and Liabilities; Excluded
Liabilities.
		3.1.  Assumed Liabilities.  On the Closing Date, Buyer
shall deliver to Seller the Instrument of Assumption pursuant to which Buyer shall assume and agree to discharge, in accordance with their respective terms and subject to the respective
conditions thereof, all liabilities and obligations of Seller to be paid or performed after the Valuation Date under the Out
Leases, the In Leases, the Personal Property Leases and the Other
Purchased Contracts, except in each case, to the extent such liabilities and obligations, but for a breach or default by
Seller, would have been paid, performed or otherwise discharged on or prior to the Closing Date or to the extent the same arise out of any such breach or default.  All of the foregoing
liabilities and obligations to be assumed by Buyer hereunder
(excluding any Excluded Liabilities) are referred to herein as the "Assumed Liabilities."
		3.2. Excluded Liabilities. Notwithstanding anything contained in this Agreement to the contrary, Buyer shall not assume or be obligated to pay, perform or otherwise discharge any liability or obligation of WCC or Seller, direct or indirect, known or unknown, absolute or contingent, not expressly assumed by Buyer pursuant to the Instrument of Assumption (all such
liabilities and obligations not being assumed being herein called the "Excluded Liabilities") and, notwithstanding anything to the contrary in paragraph 3.1, none of the following shall be
"Assumed Liabilities" for purposes of this Agreement:
		3.2.1.  any costs and expenses incurred by WCC or
Seller incident to its negotiation and preparation of this
Agreement and its performance and compliance with the agreements and conditions contained herein;
		3.2.2. any liabilities or costs of WCC, Seller or any related party of or successor to WCC or Seller under the Act or any amendments thereto, it being the express intent of the
parties hereto that WCC and Seller retain and WCC and Seller do hereby retain in full any and all liabilities, duties and
obligations either may have under the Act and that neither WCC nor Seller is transferring to Buyer and Buyer is not assuming from WCC nor Seller any liabilities, duties or obligations under the Act and that Buyer is not a "Related Party" or "successor" to
WCC or Seller as those terms are used in the Act;
		3.2.3.  any liabilities or obligations in respect of
any Excluded Assets;
		3.2.4. any liabilities in respect of the claims or proceedings described in Schedule 5.1.11; or
		3.2.5.  any liabilities and obligations related in any
way to the employees of Seller or WCC, active or retired,
including employees of predecessors or successors of Seller or
WCC or any related party.
		4.  The Closing.
		4.1. Time and Place. The closing of the transactions contemplated in this Agreement (the "Closing") shall be at 9:00
A.M. on the thirtieth day after the conditions precedent
specified in paragraph 9 shall have been satisfied or waived, or on such earlier date as may be mutually agreed to by the parties hereto (the "Closing Date"), at the offices of Sidley & Austin,
875 Third Avenue, New York, New York  10022.  It is the intention of the parties to close on the last Business Day of a calendar month.
		4.2.  Deliveries by Seller and WCC.  Subject to
fulfillment or waiver of the conditions set forth in paragraph
9.1 hereof, at the Closing and against the payment and deliveries to be made by Buyer pursuant to paragraph 4.3 hereof, Seller shall, and WCC shall cause Seller to, deliver or cause to be delivered to Buyer the following:
		4.2.1.  A copy of the resolutions of the Boards of
Directors of WCC and Seller authorizing the execution and
delivery of this Agreement and each of the agreements and
instruments executed in connection herewith or delivered pursuant hereto and the transactions contemplated hereby, certified by the
Secretary or an Assistant Secretary of WCC and Seller as of the
Closing Date;
		4.2.2.  The opinion of Theodore E. Worcester, Senior
Vice President and General Counsel of WCC, in the form set forth in Exhibit B;
		4.2.3.  All consents, waivers or approvals obtained by
WCC or Seller with respect to the Purchased Assets or the
consummation of the transactions contemplated by this Agreement;
		4.2.4.  The Instrument of Assignment duly executed by
Seller;
		4.2.5.  The certificates contemplated by paragraphs
9.2.1 and 9.2.2 hereof, duly executed by an authorized officer of
WCC and Seller;
		4.2.6.  Certificates of title or origin (or like
documents) with respect to any vehicles included in the Purchased
Assets and other equipment for which a certificate of title or origin is required in order to transfer title;
		4.2.7.  A special warranty deed with respect to each of
the parcels of Owned Real Property, duly executed by Seller and in form and substance reasonably satisfactory to Buyer;
		4.2.8.  Instruments of Conveyance with respect to each
of the In Leases, Out Leases, Personal Property Leases (including the rail car lease), Mining Contracts, and Coal Sale Contracts, in each case duly executed by Seller and in form and substance reasonably satisfactory to Buyer, together with a consent from each party to such documents other than WCC or Seller from whom a consent is required;
		4.2.9. Such other bills of sale, assignments and other instruments of transfer or conveyance as Buyer may reasonably request or as may be otherwise necessary to evidence and effect the sale, assignment, transfer, conveyance and delivery of the
Purchased Assets to Buyer;
		4.2.10.  Such other documents, instruments and writings
as shall be reasonably required in connection with the
consummation of the transactions contemplated hereby; and
		4.2.11.  A Non-Foreign Affidavit as required by Section
1445 of the Internal Revenue Code.
		In addition to the above deliveries, WCC and Seller
shall take all steps and actions as Buyer may reasonably request or as may otherwise be necessary to put Buyer in actual
possession or control of the Purchased Assets.
		4.3. Payment on the Closing Date; Deliveries by Buyer. Subject to fulfillment or waiver of the conditions set forth in paragraph 9.2 hereof, at the Closing and against the deliveries to be made by Seller pursuant to paragraph 4.2 hereof, Buyer shall:
		(a)  pay to Seller the Purchase Price by wire transfer
of immediately available funds to the account specified in
Schedule 4.3; and
		(b)  deliver or cause to be delivered to Seller the
following:
		4.3.1.  A copy of resolutions of the Board of Directors
or the executive committee of Buyer authorizing the execution and delivery of this Agreement and each of the agreements and
instruments executed in connection herewith or delivered pursuant hereto and the consummation of the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of
Buyer as of the Closing Date;
		4.3.2.  The opinion of in-house counsel in the form set
forth in Exhibit C;
		4.3.3.  [Intentionally omitted];
		4.3.4.  The Instrument of Assumption duly executed by
Buyer;
		4.3.5.  The certificates contemplated by paragraph
9.1.1 hereof, duly executed by the President or any Vice
President of Buyer;
		4.3.6.  The guarantee of CONSOL Inc. in the form set
forth in Exhibit G; and
		4.3.7.  Such other documents, instruments and writings
as shall be reasonably required in connection with the
consummation of the transactions contemplated hereby.
		4.4.  Effect of Closing.  By its election to close,
each of the parties hereto shall be deemed to have acknowledged the full performance by the other party of every agreement and obligation of the other party contained herein which is to be performed on or before the Closing.
		5.  Representations and Warranties.
		5.1.  Representations and Warranties of WCC and Seller.
WCC and Seller hereby jointly and severally represent and warrant to Buyer and agree as follows:
		5.1.1.  Organization and Existence.  Each of WCC, CCC,
KCC and DPC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and each is duly qualified and in good standing as a foreign
corporation in the Commonwealth of Kentucky.
		5.1.2.  Authority; Approval; No Violations; Consents.
		5.1.2.1.  Each of WCC, CCC, KCC and DPC has corporate
power and authority to execute, deliver and perform this
Agreement and all of the Westmoreland Ancillary Agreements and to
consummate the transactions contemplated hereby and thereby.
		5.1.2.2.  The execution of this Agreement does not
require the consent of the Board of Directors of WCC, CCC, KCC or
DPC.  The performance of this Agreement and the execution,
delivery and performance of the Westmoreland Ancillary Agreements requires authorization and approval by the Board of Directors of
WCC, CCC, KCC and DPC.  WCC is in the process of selling certain of its assets other than the Purchased Assets, and, if in
connection with one or more of those sales WCC shall solicit its stockholders pursuant to section 271 of the General Corporation
Law of the State of Delaware (or any comparable provision of
State or federal law), the transactions contemplated hereby will be subject to approval by WCC's stockholders.  Except as set forth above and in Schedule 5.1.2, neither the execution and delivery of this Agreement or any of the Westmoreland Ancillary
Agreements or the consummation of any of the transactions
contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof will:
(i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or
cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon any of the Purchased
Assets, under (1) the Certificate of Incorporation or By-laws of
WCC or Seller, (2) any Seller Contract, (3) any other material note, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which WCC or Seller is a party or any of the Purchased Assets is subject or by which WCC or Seller is bound, (4) any Court
Order to which WCC or Seller is a party or any of the Purchased
Assets is subject or by which WCC or Seller is bound, or (5) any
Requirements of Laws affecting WCC or Seller or the Purchased
Assets; or (ii) require the approval, consent, authorization or act of, or the making by WCC or Seller of any declaration, filing or registration with, any Person, except as provided under the
HSR Act.  This Agreement has been duly executed by WCC, CCC, KCC and DPC.  Upon the receipt of approval from the Board of
Directors of WCC, CCC, KCC and DPC, and if WCC shall solicit its stockholders, then upon the receipt of the requisite vote of stockholders, this Agreement will have been duly authorized, executed and delivered by WCC, CCC, KCC and DPC and will be the legal, valid and binding obligation of each of WCC, CCC, KCC and
DPC enforceable in accordance with its terms, and each of the other Westmoreland Ancillary Agreements upon execution and
delivery by WCC, CCC, KCC and DPC will be a legal, valid and binding obligation of such Person enforceable in accordance with its terms, in each case subject to applicable bankruptcy,
insolvency, reorganization, fraudulent conveyance and other
similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity.
		5.1.3.  Availability of Assets.  Except as set forth in
Schedule 5.1.3, (i) the Personal Property and the Real
Improvements are in good condition (subject to normal wear and tear) and serviceable condition and are suitable for the uses for which intended, and (ii) Seller has, with respect to the Owned
Real Property and the Leased Real Property such easements and other rights of ingress and egress and for utilities and services as are necessary to permit the mining and processing of coal thereon and the removal of coal therefrom, in each case as such operations are currently conducted.  EXCEPT FOR THE
REPRESENTATIONS AND WARRANTIES SPECIFICALLY SET FORTH HEREIN,
NEITHER WCC NOR SELLER MAKES ANY REPRESENTATIONS OR WARRANTIES,
EXPRESS OR IMPLIED, CONCERNING THE TANGIBLE PERSONAL PROPERTY
OWNED OR LEASED BY SELLER.
		5.1.4. Governmental Permits. Seller owns, holds or possesses all licenses, franchises, permits, privileges, immunities, approvals and other authorizations from a
Governmental Body which are necessary to entitle it to own or lease, operate and use the Purchased Assets in the manner in which such Purchased Assets are being leased, operated and used on the date of this Agreement (herein collectively called
"Governmental Permits") and, to the Knowledge of Seller, each
Contractor owns, holds and possesses all licenses, franchises, permits, privileges, immunities, approvals and other
authorizations from a Governmental Body which are necessary for the coal mining, transporting and processing operations of such
Contractor being conducted on the date of this Agreement on the
Real Property.  Schedule 5.1.4 sets forth a list and brief
description of each Governmental Permit.  Complete and correct copies of all of the Governmental Permits have heretofore been delivered to Buyer.
		Except as set forth in Schedule 5.1.4, (i) Seller has fulfilled and performed its obligations under each of the
Governmental Permits, and no event has occurred or condition or state of facts exists which constitutes or, after notice or lapse of time or both, would constitute a breach or default under any such Governmental Permit or which permits or, after notice or lapse of time or both, would permit revocation or termination of any such Governmental Permit, or which might adversely affect in any material respect the rights of Seller under any such
Governmental Permit; (ii) no notice of cancellation, of default or of any material dispute concerning any Governmental Permit, or of any event, condition or state of facts described in the
preceding clause, has been received by or is known to Seller
(which has not been remedied); and (iii) subject to paragraphs
9.1.4 and 9.1.5, each of the Governmental Permits is valid,
subsisting and in full force and effect and may be assigned and transferred to Buyer in accordance with this Agreement and will continue in full force and effect thereafter, in each case
without (x) the occurrence of any breach, default or forfeiture of rights thereunder, or (y) the consent, approval, or act of, or the making of any filing with, any Governmental Body.
		5.1.5.  Owned Real Property.  Schedule 1.1.1 sets forth
a list and a brief description of each tract of Owned Real
Property (showing the record title holder, legal description, permanent index number, and location).  Complete and correct copies of any title opinions, abstracts, surveys and appraisals in Seller's possession or any policies of title insurance
currently in force and in the possession of Seller with respect to each such tract of Owned Real Property will be delivered to the Buyer and Buyer shall have the opportunity to examine
Seller's title to such Owned Real Property prior to the Closing
Date.
		5.1.6.  Real Property Leases.  Schedule 1.1.2 sets
forth a list and a brief description of each In Lease (showing the lessor and lessee, execution date, annual rental, expiration date, renewal and purchase options, if any, and the location and a summary description of the Real Property covered by each such
In Lease).  Each In Lease conveys to Seller good and marketable title to the coal on the premises covered by such In Lease and grants Seller the exclusive right to mine all coal thereon.
Complete and correct copies of any title opinions, abstracts, surveys and appraisals in the possession of Seller or WCC or any policies of title insurance currently in force and in the
possession of Seller or WCC with respect to each tract of Leased
Real Property under the In Leases will be delivered to Buyer.
Schedule 1.1.4 sets forth a list of each Out Lease showing, in the case of each Farm Lease, the name of the lessee and the tract or portion thereof leased to such Person, and, in the case of each Coal Lease, the names of the lessor and lessee and the date of the execution of each such lease.  Seller agrees that it will provide such additional information regarding the Out Leases as
Buyer may reasonably request.
		5.1.7.  Condemnation.  Neither the whole nor any part
of any Real Property owned, leased, used or occupied by Seller is subject to any pending suit for condemnation or other taking by any public authority, and, to the knowledge of Seller, no such condemnation or other taking is threatened or contemplated.
		5.1.8.  Personal Property Leases.  Schedule 1.1.5 sets
forth a list and a brief description (including in each case the lessor, the annual rental, the expiration date thereof, the
renewal and purchase options, and a brief description of the property covered) of each Personal Property Lease.
		5.1.9.  Mining Contracts.  Schedule 1.1.6 and the
letter agreement with Baltimore Gas & Electric dated March 12,
1990 described on Schedule 1.1.7 set forth a list of all
contracts pursuant to which third parties have agreed to mine or process coal on the Real Property or to which WCC, Seller or WCSC is a party and relating to the transportation of coal from the
Real Property.
		5.1.10.  Status of Contracts.  Except as set forth in
Schedule 5.1.10 or in any other Schedule hereto, each of the In
Leases, the Out Leases, the Personal Property Leases and the
Other Purchased Contracts (collectively, the "Seller Contracts")
constitutes a valid and binding obligation of Seller and, to the knowledge of Seller, each other party thereto and is in full force and effect and (except as set forth in Schedule 5.1.2) may be transferred to Buyer pursuant to this Agreement and will
continue in full force and effect thereafter, in each case
without breaching the terms thereof or resulting in the
forfeiture or impairment of any rights thereunder and without the consent, approval or act of, or the making of any filing with, any other Person.  Seller has fulfilled and performed in all material respects its obligations under each of the Seller
Contracts, and Seller is not in, or alleged to be in, breach or default under, nor is there or is there alleged to be any basis for termination of, any of the Seller Contracts and, to the
knowledge of Seller, no other party to any of the Seller
Contracts has materially breached or defaulted thereunder, and no event has occurred and no condition or state of facts exists which, with the passage of time or the giving of notice or both, would constitute such a default or breach by Seller or, to the knowledge of Seller, by any such other Person.  Seller is not currently renegotiating any of the Seller Contracts or paying liquidated damages in lieu of performance thereunder.  Complete and correct copies of each of the Seller Contracts will be
delivered to Buyer.
		5.1.11.  Title to Property.  Seller has good and
marketable title in fee simple absolute to all Owned Real
Property and to all Real Improvements thereon, in each case free and clear of all Encumbrances, except for Permitted Encumbrances.
Seller has good and marketable title to all of the Personal
Property and the other Purchased Assets, free and clear of all
Encumbrances, except for Permitted Encumbrances and except as set forth in Schedule 5.1.11.  Upon delivery to Buyer on the Closing
Date of the instruments of transfer contemplated by paragraph 4.2 hereof, Seller will thereby transfer to Buyer good and marketable title to the Purchased Assets, free and clear of all
Encumbrances, except Permitted Encumbrances.
		5.1.12. No Violation, Litigation or Regulatory Action. Except as set forth in Schedule 5.1.12:
		(i)	the Purchased Assets and their uses comply in all
material respects with all applicable Requirements of Laws
and Court Orders;
		(ii)	WCC and Seller have complied in all material
respects with all Requirements of Laws and Court Orders
which are applicable to the Purchased Assets;
		(iii)	there are no lawsuits, claims, suits,
proceedings or investigations pending or, to the knowledge
of WCC or Seller, threatened against or affecting WCC or
Seller in respect of the Purchased Assets nor, to the
knowledge of WCC or Seller, is there any basis for any of
the same, and there are no lawsuits, suits or proceedings
pending in which WCC or Seller is the plaintiff or claimant
which relate to the Purchased Assets; and
		(iv)	there is no action, suit or proceeding pending or,
to the knowledge of WCC or Seller, threatened which
questions the legality or propriety of the transactions
contemplated by this Agreement.
		5.1.13.  Environmental Matters.
		5.1.13.1.  Except as set forth in Schedule 5.1.13(I):
		(i)	the operations of WCC and Seller with respect to
the Purchased Assets comply with all applicable
Environmental Laws;
		(ii)	WCC or Seller has obtained all environmental,
health and safety Governmental Permits necessary for its
operation with respect to the Purchased Assets, and all such
Governmental Permits are in good standing and WCC and Seller are in compliance with all terms and conditions of such
permits;
		(iii)  Neither WCC nor Seller, with respect to the
Purchased Assets, nor any of the Real Property is subject to any on-going investigation by, order from or agreement with
any Person (including without limitation any prior owner or
operator of the Real Property) respecting (A) any
Environmental Law, (B) any Remedial Action or (C) any claim
of Loss or Expense arising from the Release or threatened
Release of a Contaminant into the environment;
		(iv)	WCC and Seller, with respect to the Purchased
Assets, are not subject to any judicial or administrative
proceeding, order, judgment, decree or settlement alleging
or addressing a violation of or liability under any
Environmental Law;
		(v)	WCC and Seller have not, with respect to any Real
Property:
			(a)	reported a Release of a hazardous substance
pursuant to CERCLA, or any state equivalent;
			(b)	filed a notice pursuant to CERCLA;
			(c)	filed a notice pursuant to RCRA, indicating
the generation of any hazardous waste, as that term is
defined under 40 CFR Part 261 or any state equivalent;
or
			(d)	filed any notice under any applicable
Environmental Law reporting a substantial violation of
any applicable Environmental Law;
		(vi)	there is not now, nor to the Knowledge of WCC or
Seller has there ever been, on or in any Real Property:
			(a)	any treatment, recycling, storage or disposal
of any hazardous waste, as that term is defined under
40 CFR Part 261 or any state equivalent that requires
or required a Governmental Permit pursuant to RCRA; or
			(b)	any underground storage tank or Surface
Impoundment, except as may have been created by tenants
on non-coal out leases;
		(vii)  to the Knowledge of WCC and Seller, there is not
now on or in any Real Property any polychlorinated biphenyls
(PCB) used in pigments, hydraulic oils, electrical
transformers or other equipment;
		(viii)  Neither WCC nor Seller has received any notice
or claim to the effect that it is or may be liable to any
Person as a result of the Release or threatened Release of a
Contaminant into the environment from or on any Real
Property;
		(ix)	Neither WCC nor Seller has, with respect to the
Purchased Assets, received any request for information in an enforcement context pursuant to the Clean Air Act; the
Surface Mining and Reclamation Act; the Clean Water Act; the
Toxic Substances Control Act; RCRA; CERCLA; and MSHA or
equivalent provisions of applicable state law;
		(x)	no Environmental Encumbrance has attached to any
Seller Real Property; and
		(xi)	any asbestos-containing material which is on or
part of any Real Property is in good repair according to the current standards and practices governing such material, and its presence or condition does not violate any currently
applicable Environmental Law.
		5.1.13.2.  Except as set forth in Schedule 5.1.13(II),
to the Knowledge of WCC and Seller:
			(i)  the operations of the Contractors and Lessees
on the Real Property substantially comply with all
applicable Environmental Laws;
			(ii) each of the Contractors and Lessees, with respect to its operations on the Real Property, has obtained all environmental, health and safety
governmental permits necessary for its operations on
the Real Property, and all such governmental permits
are in good standing and each of the Contractors and
Lessees is in substantial compliance with all terms and
conditions of such permits;
			(iii) none of the Contractors and Lessees, with respect to its operation on the Real Property, is subject to any on-going investigation by, order from or
agreement with any Person (including without limitation
any prior owner or operator of the Real Property)
respecting (A) any Environmental Law, (B) any Remedial
Action or (C) any claim of Loss or Expense arising from
the Release or threatened Release of a Contaminant into
the environment;
			(iv) none of the Contractors and Lessees, with respect to the Real Property, is subject to any judicial or administrative proceeding, order, judgment,
decree or settlement alleging or addressing a violation
of or liability under any Environmental Law;
			(v)  none of the Contractors and Lessees has, with
respect to any Real Property:
				(a)  reported a Release of a hazardous
substance pursuant to CERCLA, or any state
equivalent;
				(b)  filed a notice pursuant to CERCLA;
				(c)  filed a notice pursuant to RCRA,
indicating the generation of any hazardous waste,
as that term is defined under 40 CFR Part 261 or
any state equivalent; or
				(d)  filed any notice under any applicable
Environmental Law reporting a substantial
violation of any applicable Environmental Law;
			(vi) None of the Contractors and Lessees has received any notice or claim to the effect that it is or may be liable to any Person as a result of the
Release or threatened Release of a Contaminant into the
environment from or on any Real Property; and
			(vii)  None of the Contractors and Lessees has,
with respect to its operations on the Real Property,
received any request for information in an enforcement
context pursuant to the Clean Air Act; the Surface
Mining and Reclamation Act; the Clear Water Act; the
Toxic Substances Control Act; RCRA; CERCLA; and MSHA or
equivalent provisions of applicable state law.
		5.1.14. Reclamation and Surety Bonds. Schedule 5.1.14 contains a list of all reclamation and surety bonds posted by
Seller with respect to the Purchased Assets (in each case
specifying the surety, amount of bond and mining or other
Governmental Permit or other item to which such bond pertains)
and any pending claims thereunder.  The bonds listed in Schedule
5.1.14 are in full force and effect and all premiums billed with respect thereto have been paid.  To the knowledge of WCC and
Seller, the bonds listed in such Schedule 5.1.14 satisfy all contractual requirements and Requirements of Laws applicable to
WCC or Seller with respect to the Purchased Assets, including the
Real Property.  WCC and Seller have complied in all respects with each of such bonds.  True and complete copies of each such bond have been delivered to Buyer.
		5.1.15. Insurance. Schedule 5.1.15 sets forth a list (including nature of coverage, limits, deductibles, premiums and the loss experience for the most recent five years with respect to each type of coverage) of all policies of insurance
maintained, owned or held by WCC or Seller on the date hereof with respect to the Purchased Assets.  WCC or Seller shall keep such insurance or comparable insurance in full force and effect through the Closing Date.  WCC and Seller have complied with each of such insurance policies and have not failed to give any notice or present any claim thereunder in a due and timely manner.
Correct and complete copies of the most recent inspection
reports, if any, received from insurance underwriters as to the condition of the Purchased Assets, have been delivered to Buyer.
		5.1.16.  Brokers.  Neither WCC nor Seller nor any
Person acting on its or their behalf has engaged or used the services of any broker, finder or similar Person for or on
account of the transactions contemplated by this Agreement and, based upon the actions of WCC, its agents or its Affiliates, no
Person shall be entitled to a brokerage commission, finder's fee or like payment in connection with this Agreement or in
connection with the consummation of the transactions contemplated hereby; provided, that WCC has engaged Merrill Lynch & Co. to act as its financial advisor and WCC shall be solely responsible for the payment of fees and expenses of Merrill Lynch & Co. for such services.
		5.1.17. Disclosure. None of the representations or warranties of WCC or Seller contained herein, none of the information contained in the Schedules referred to in this
paragraph 5.1, is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading in any material
respect.  There is no fact which adversely affects or in the future is likely to adversely affect the Purchased Assets in any material respect which has not been set forth or referred to in this Agreement or the Schedules hereto.
		5.1.18.  Subsequent Events or Knowledge.  If any event
shall occur after the date of this Agreement but prior to the
Closing Date that renders materially incorrect any of the
representations and warranties contained in paragraph 5.1, or if
WCC or Seller acquires knowledge after the date of this Agreement that any of the representations and warranties contained in
paragraph 5.1 is materially incorrect, then WCC and Seller shall modify such representation and warranty by giving written notice thereof in reasonable detail promptly after receiving knowledge thereof to Buyer (the "Seller Additional Disclosure").  If the
Seller Additional Disclosure would have a material adverse effect on the Purchased Assets or the transactions contemplated herein, then Buyer may either (a) terminate this Agreement pursuant to paragraph 10.1(c)(3) by giving Seller written notice of such termination within 5 Business Days after receiving the Seller
Additional Disclosure or (b) waive any breach of representation or warranty by Seller under paragraph 5.1, and any claim for indemnification under paragraph 8.1, in respect of the Seller
Additional Disclosure, which waiver shall be deemed to have been made by Buyer unless Buyer elects to terminate this Agreement as provided in clause (a) of this sentence.  In determining whether any Seller Additional Disclosure would have a material adverse effect on Buyer or the transactions contemplated herein, Buyer may consider any and all prior Seller Additional Disclosure.
		5.2. Representations and Warranties of Buyer. Buyer represents and warrants to WCC and Seller as follows:
		5.2.1.  Organization and Existence.  Buyer is a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.
		5.2.2.  Authority; Approval; No Violations; Consents.
		5.2.2.1.  Buyer has corporate power and authority to
execute, deliver and perform this Agreement and all of the Buyer
Ancillary Agreements and to consummate the transactions
contemplated hereby and thereby.
		5.2.2.2.  The execution, delivery and performance of
this Agreement and the Buyer Ancillary Agreements have been duly authorized and approved by the Board of Directors of Buyer and do not require any further authorization or consent of Buyer or its stockholders. Except as set forth in Schedule 5.2.2, neither the execution and delivery of this Agreement or any of the Buyer
Ancillary Agreements or the consummation of any of the
transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof will: (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under (1) the Certificate of Incorporation or By-laws of Buyer, (2) any material note, instrument, agreement, mortgage, lease, license, franchise,
permit or other authorization, right, restriction or obligation to which Buyer is a party or any of its assets or properties is subject or by which Buyer is bound, (3) any Court Order to which
Buyer is a party or any of its assets or properties is subject or by which Buyer is bound, or (4) any Requirements of Laws
affecting Buyer or its assets or properties, or (ii) require the approval, consent, authorization or act of, or the making by
Buyer of any declaration, filing or registration with, any
Person, except as provided under the HSR Act.  This Agreement has been duly authorized, executed and delivered by Buyer and is the legal, valid and binding obligation of Buyer enforceable in
accordance with its terms, and each of the other Buyer Ancillary
Agreements has been duly authorized by Buyer and upon execution and delivery by Buyer will be a legal, valid and binding
obligation of Buyer enforceable in accordance with its terms, in each case subject to applicable bankruptcy, insolvency,
reorganization, fraudulent conveyance and other similar laws affecting creditors' rights generally and subject, as to
enforceability, to general principles of equity.
		5.2.3.  Litigation.  Buyer has not received written
notice of any actions, suits or legal, administrative or arbitral proceedings pending to which Buyer is a party, or written notice of any threatened actions, suits or legal, administrative or arbitral proceedings against Buyer that questions the validity of this Agreement, or of the transactions contemplated herein, or of any action taken or to be taken by Buyer in connection with this
Agreement.
		5.2.4.  Brokers.  Neither Buyer nor any Person acting
on its behalf has engaged or used the services of any broker, finder or similar Person for or on account of the transactions contemplated by this Agreement and, based upon the actions of
Buyer, its agents or its Affiliates, no Person shall be entitled to a brokerage commission, finder's fee or like payment in
connection with this Agreement or in connection with the
consummation of the transactions contemplated hereby.
		5.3.  Disclaimers of WCC and Seller.  Except as set
forth in this Agreement, neither WCC nor Seller has made and neither does make hereby any representation or warranty, express or implied, concerning the Purchased Assets.  Neither WCC nor
Seller makes any projection concerning the income to be derived by Buyer after the Closing Date with respect to the Purchased
Assets or makes any representation or warranty concerning the quantity or quality of coal included in the Owned Real Property or the Leased Real Property, except that, to the Knowledge of
Seller or WCC, such information as has been supplied to Buyer concerning the quality and quantity of coal located upon the
Owned Real Property and the Leased Real Property is not
materially false.
		6.  Action Prior to the Closing Date.
		The respective parties hereto covenant and agree to
take the following actions between the date hereof and the
Closing Date:
		6.1.  Investigation of the Purchased Assets by Buyer.
WCC and Seller shall afford to the officers, employees and
authorized representatives of Buyer (including, without
limitation, independent public accountants, engineering and
environmental consulting firms, and attorneys) complete access during normal business hours to the offices, properties,
employees and business and financial records (including computer files, retrieval programs and similar documentation) of WCC and
Seller to the extent Buyer shall deem necessary or desirable and shall furnish to Buyer or its authorized representatives such additional information concerning the Purchased Assets as shall be reasonably requested, including all such information as shall be reasonably necessary to enable Buyer or its representatives to verify the accuracy of the representations and warranties
contained in this Agreement, to verify that the covenants of
Seller contained in this Agreement have been complied with and to determine whether the conditions set forth in paragraph 9.2
hereof have been satisfied.  Buyer agrees that such investigation shall be conducted in such a manner as not to interfere
unreasonably with the operations of WCC or Seller.  No
investigation made by Buyer or its representatives hereunder shall affect the representations and warranties of WCC or Seller hereunder.
		6.2.  Preserve Accuracy of Representations and
Warranties.  Each of the parties hereto shall refrain from taking any action which would render any representation or warranty contained in paragraph 5.1 or 5.2 of this Agreement inaccurate as of the Closing Date.  Each party shall promptly notify the other of any action, suit or proceeding that shall be instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this
Agreement.  WCC and Seller shall promptly notify Buyer of any lawsuit, claim, proceeding or investigation that may be
threatened, brought, asserted or commenced against WCC or Seller which would have been listed in Schedule 5.1.12 if such lawsuit, claim, proceeding or investigation had arisen prior to the date hereof.
		6.3.  Consents of Third Parties; Governmental
Approvals.  (a)  WCC and Seller will act diligently and
reasonably to secure, before the Closing Date, the consent,
approval or waiver, in form and substance reasonably satisfactory to Buyer, from any party to any Seller Contract required to be obtained by the terms thereof or otherwise for the consummation of the transaction contemplated by this Agreement or to otherwise satisfy the conditions set forth in paragraphs 9.1.4 and 9.2.5 hereof; provided that WCC and Seller shall not have any
obligation to offer or pay any consideration in order to obtain any such consents or approvals; and provided, further, that WCC and Seller shall not make any agreement or understanding
affecting the Purchased Assets as a condition for obtaining any such consents or waivers except with the prior written consent of
Buyer.  During the period prior to the Closing Date, Buyer shall act diligently and reasonably to cooperate with WCC and Seller to obtain the consents, approvals and waivers contemplated by this paragraph 6.3(a).
		(b)  During the period prior to the Closing Date, WCC,
Seller and Buyer shall act diligently and reasonably, and shall cooperate with each other, to secure any consents and approvals of any Governmental Body required to be obtained by them in order to permit the consummation of the transactions contemplated by this Agreement, or to otherwise satisfy the conditions set forth in paragraphs 9.1.3 and 9.2.4 hereof; provided that WCC and
Seller shall not make any agreement or understanding affecting the Purchased Assets as a condition for obtaining any such
consents or approvals except with the prior written consent of
Buyer.
		6.4.  Operations Prior to the Closing Date.  (a)  WCC
and Seller shall keep and maintain the Purchased Assets in good operating condition and repair.  Prior to the Closing Date,
Seller shall operate the Purchased Assets in the same general manner and procedure as it operated such Purchased Assets prior to execution of this Agreement, maintaining a normal supply of spare parts and producing a reasonably like quantity and quality of coal as is adequate to meet then-existing requirements of Coal
Supply Contracts.
		(b) Notwithstanding paragraph 6.4(a) hereof, except as expressly contemplated by this Agreement or except with the express written approval of Buyer, WCC and Seller shall not:
		(i)	enter into any contract for the sale, lease or
contract mining of any Owned Real Property or exercise any
option to extend an In Lease or an Out Lease;
		(ii)	sell, lease (as lessor), transfer or otherwise
dispose of (including any transfers from Seller to any of
its Affiliates), or mortgage or pledge, or impose or suffer
to be imposed any Encumbrance on, any of the Purchased
Assets except for Permitted Encumbrances; or
		(iii)	without the prior written consent of Buyer,
terminate, modify or amend in any material respect any
Seller Contract, except as contemplated by this Agreement.
		6.5.  Antitrust Law Compliance.  As promptly as
practicable after the date hereof, Buyer and WCC shall file or cause to be filed with the Federal Trade Commission and the
Antitrust Division of the Department of Justice the notifications and other information required to be filed under the HSR Act, or any rules and regulations promulgated thereunder, with respect to the transactions contemplated hereby.  Each party shall make its best efforts to assure that all such filings will be done in a professional manner and in accordance with the HSR Act and any such rules and regulations.  Each of Buyer and WCC agrees to make available to the other such information as each of them may
reasonably request relative to the business, assets and property of Buyer or WCC, as the case may be, as may be required of each of them to file any additional information requested by such agencies under the HSR Act and any such rules and regulations.
Each of WCC and Buyer shall, and shall cause each of its
Affiliates to, provide such additional information and
documentary materials and take all reasonable actions necessary, and will cooperate with each other, to obtain approval of the transactions contemplated hereunder by the Federal Trade
Commission and the Department of Justice.
		7.  Additional Agreements.
		7.1.  Discharge of Seller's Liabilities.  WCC and
Seller covenant and agree that they will pay and discharge, and hold Buyer harmless from, each and every liability and obligation of WCC and Seller in respect of the Purchased Assets arising from events occurring on or prior to the Closing Date, excepting only those liabilities and obligations expressly assumed by Buyer at the Closing pursuant to instruments of assumption delivered to
WCC and Seller at the Closing, it being understood and agreed that Buyer is assuming no liabilities or obligations of WCC or
Seller other than liabilities and obligations so expressly
assumed by Buyer.
		7.2.  Expenses.  Each of the parties shall be
responsible for and shall pay all costs and expenses incurred by it in connection with this Agreement and the transactions
contemplated hereby, including, without limitation, all fees, expenses and disbursements of its counsel and accountants and other expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with.  In all events, Buyer shall be solely responsible for all costs and expenses incurred by Buyer in any examination or investigation regarding Seller, which Buyer
elected to carry out, including, without limitation, the cost of any examination of title to the Real Property.
		7.3.  Further Assurances.  On the Closing Date WCC and
Seller shall (i) deliver to Buyer such other bills of sale,
deeds, endorsements, assignments and other good and sufficient instruments of conveyance and transfer, in form reasonably
satisfactory to Buyer and its counsel, as Buyer may reasonably request or as may be otherwise reasonably necessary to vest in
Buyer all the right, title and interest of Seller in, to or under any or all of the Purchased Assets, and (ii) take all steps as may be reasonably necessary to put Buyer in actual possession and control of all the Purchased Assets.  From time to time following the Closing, WCC and Seller shall execute and deliver, or cause to be executed and delivered, to Buyer such other instruments of conveyance and transfer as Buyer may reasonably request or as may be otherwise necessary to more effectively convey and transfer to, and vest in, Buyer and put Buyer in possession of, any part of the Purchased Assets, and, in the case of licenses,
certificates, approvals, authorizations, agreements, contracts, leases, easements and other commitments included in the Purchased
Assets (a) which cannot be transferred or assigned effectively without the consent of third parties which consent has not been obtained prior to the Closing, to cooperate with Buyer at its request in endeavoring to obtain such consent promptly, and if any such consent is unobtainable, to use its best efforts to secure to Buyer the benefits thereof in some other manner, or (b)
which are otherwise not transferable or assignable, to use its best efforts jointly with Buyer to secure to Buyer the benefits thereof in some other manner (including the exercise of the
rights of Seller thereunder); provided, however, that nothing herein shall relieve WCC or Seller of its obligations under
paragraph 6.3.  Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign any license, certificate, approval, authorization,
agreement, contract, lease, easement or other commitment included in the Purchased Assets if an attempted assignment thereof
without the consent of a third party thereto would constitute a breach thereof.  Should title to any real property located within the outer boundary of or abutting the Owned Real Property or
Leased Real Property be owned by WCC or Seller on the Closing
Date and not transferred to Buyer at the Closing Date, then WCC or Seller shall transfer same to Buyer without additional
consideration.
		7.4.  Prorations.  (a)  The income, expenses and
liabilities attributable to the Purchased Assets through the
Valuation Date shall be for the account of Seller.  Seller shall be responsible for all Taxes attributable to the Purchased Assets and the business operations of Seller for the period including and prior to the Valuation Date.  Buyer shall be responsible for all Taxes attributable to the Purchased Assets for the period beginning after the Valuation Date.  Seller and Buyer shall each pay half of any recording, transfer, sales and similar taxes required to be paid in connection with the sale of the Purchased
Assets.  All royalties, rentals and other payments due under the
Seller Contracts shall be prorated between Buyer and Seller as of the Valuation Date, with Seller paying to Buyer all amounts
received by Seller prior to the Closing Date under the Out Leases in respect of the period after the Valuation Date and Buyer
reimbursing Seller for all amounts paid by Seller prior to the
Closing Date under the Seller Contracts in respect of the period after the Valuation Date (including all unrecouped advance or minimum royalties under the In Leases paid by Seller prior to the
Closing Date in respect of the period after the Closing Date).
		(b)	Seller shall deliver to Buyer, within 75 days
after the Closing Date, a statement setting forth in reasonable detail the calculation of amounts due Seller or Buyer under
paragraph 7.4(a).  Buyer shall have 60 days after receipt thereof to review the details thereof.  If Buyer does not object thereto in writing during such review period, then such calculations shall be final and binding.  If Buyer objects thereto in writing within such review period, then the parties shall use their
reasonable efforts to resolve their differences and, in the event
Seller and Buyer so resolve any such differences, the
calculations, as adjusted by the adjustments agreed to by the parties, shall be final and binding.  If Seller and Buyer are unable to resolve such differences within the next 30 days
following such review period, then Buyer and Seller shall submit the objections that are unresolved to the Accounting Firm, which shall be instructed to resolve the unresolved objections as
promptly as reasonably practicable and to deliver written notice to Buyer and Seller setting forth its resolution of the disputed matters.  The calculations, after giving effect to any
adjustments agreed to by the parties and to the resolution of disputed matters by the Accounting Firm, shall be final and
binding.  Any payments required to be made by Buyer or Seller in respect of such calculations shall be made promptly (but not later than five days) after the determination of such
calculations that is final and binding.  The Accounting Firm may employ legal counsel if necessary to its resolution and all costs of such Accounting Firm shall be shared equally by Seller and
Buyer.
		7.5.  Litigation Assistance.  Following the Closing,
Buyer shall provide to WCC, and WCC and Seller shall provide to
Buyer, such information and documents as may be reasonably
requested in connection with any suit, claim, investigation or proceeding, pending or threatened, which relates to the Purchased
Assets and in connection therewith each party shall, without limitation, make available to the other party during normal
business hours (i) all books and records relating thereto in its possession, and (ii) all employees of such party or its
Affiliates having knowledge of the matters in controversy.  Such access shall be afforded upon receipt of reasonable advance
notice and shall not unreasonably interfere with the operations of the party being requested to furnish the information.  The party requesting the information shall be responsible for any significant costs or expenses incurred by the party furnishing the information pursuant to this paragraph 7.5.
		7.6.  Post-Closing Remittances.  If, after the Closing
Date, WCC or Seller shall receive any remittance with respect to a Seller Contract which relates to the period after the Valuation
Date, WCC or Seller shall endorse such remittance to the order of
Buyer and forward it to Buyer promptly following receipt thereof.
Conversely, if, after the Closing Date, Buyer shall receive any remittance with respect to a Seller Contract which relates to the period on or prior to the Valuation Date, then Buyer shall
endorse such remittance to the order of Seller and forward it to
Seller promptly following receipt thereof.
		7.7.  Maintenance of Corporate Existence.   WCC
covenants and agrees that it will, for a period of not less than fifteen years from and after the closing, take all necessary action to maintain its corporate existence, and to maintain the corporate existence of KCC, CCC and DPC, or to cause such
corporations to maintain their corporate existence, and to keep itself and such other corporations in good standing (or to cause such other corporations to remain in good standing) and properly qualified to do business in the applicable jurisdiction of
incorporation; provided, however, that this covenant by WCC shall be subject to the following exceptions and qualifications:
		(i)  WCC may consolidate with, or merge with or into
any other corporation (whether or not WCC shall be the
surviving corporation), or sell, assign, transfer or lease
all or substantially all of its properties and assets as an
entirety or substantially as an entirety to any Person or
group of affiliated Persons, in one transaction or a series
of related transactions, if either:  (A) WCC shall be the
surviving corporation or surviving Person; or (B) the
surviving corporation or surviving Person (if other than
WCC) formed by such consolidation or with which or into
which WCC is merged or the Person (or group of affiliated
Persons) to which all or substantially all the properties or assets of WCC as an entirety or substantially as an entirety are sold, assigned, transferred or leased shall be a
corporation organized and existing under the laws of the
United States of America or any state thereof or the
District of Columbia and shall expressly assume all the
obligations of WCC under this Agreement, including but not
limited to paragraph 8.1(iv) and (v) hereof.
		(ii)  WCC may dissolve voluntarily under applicable
state law if, prior to such dissolution, WCC has provided
for all liabilities it may then have under the Act.  WCC
shall be deemed to have provided for such liabilities under
the Act only if:  (A) the trustees under the Act shall agree in writing that they will release all claims against WCC and any Related Persons or "successors in interest" (as such
terms are used and defined in the Act) if WCC pays to the
trustees the amounts so provided for in the dissolution
proposal to be submitted to the stockholders of WCC for
approval; and (B) WCC pays, or deposits funds with a third
party that will provide for payment of, such amounts to the
trustees.
	   (iii)  This paragraph 7.7 shall have no further force and
effect if (A) the Act in its entirety, or the provisions
thereof imposing liability on any "successor in interest,"
shall be determined by a court of competent jurisdiction to
be unconstitutional or otherwise invalid, provided that, in
such case, the ruling of such court is not subject to
further appeal, and such Act is not, with sixty months
thereafter, amended or replaced by legislation which would
impose a liability upon any Buyer Group Member for health or death benefits of former employees of WCC or Seller, or (B)
Congress repeals the Act or the provision thereof that
imposes liability on "successors in interest" and Congress
does not, within sixty months after such repeal, enact new
legislation the effect of which is to impose liability upon
any Buyer Group Member for the health or death benefits of
former employees of WCC or Seller.
		(iv) Capitalized terms used in this paragraph but not defined in this Agreement shall have the meaning assigned thereto in the Act.
		7.8.  [Intentionally omitted].
		7.9.  Permits and Bonds.  Buyer and Seller shall
promptly submit an "Operator Change Application" with the
Kentucky Environmental Cabinet on Form MPA-08 (or any successor thereto) with a cover letter requesting that the effective date of the change be the Closing Date.  With respect to each of the
Governmental Permits and each of the bonds listed on Schedule
5.1.14, from and after the Closing Date, Buyer shall indemnify and hold WCC and Seller harmless from and against any Losses or
Expenses WCC or Seller may incur under any such permit or bond by reason of Buyer's operations on and after the Closing Date.
Promptly after the Closing Date, Buyer shall submit permit
transfer applications to the Kentucky Environmental Cabinet on
Form MPA-07 (or any successor thereto) for each such Governmental
Permit and provide a replacement for each such bond.
		7.10.  Transfer of Certain Interests of WCSC.  WCC
agrees that, at the Closing and upon the satisfaction of all conditions precedent to the obligations of WCC under this
Agreement, WCC shall, on behalf of its wholly owned subsidiary
WCSC, cause WCSC to transfer to Buyer all of WCSC's interest in
(a) each of the contracts listed on Schedule 1.1.7 other than the agreement listed on such schedule under the heading "Boise
Cascade" and (b) the Rail Transportation Agreement dated May 17,
1991, between CSX Transportation, Inc. and WCSC, as amended.
		8.  Indemnification.
		8.1.  Indemnification by WCC and Seller.  WCC and
Seller, jointly and severally, agree to indemnify and hold
harmless each Buyer Group Member from and against any and all
Loss and Expense imposed upon or incurred by such Buyer Group
Member as a result of, in connection with or arising from:
		(i)	any breach by WCC or Seller of, or default in the
performance by WCC or Seller of, any covenant, agreement or
obligation to be performed by WCC or Seller pursuant to this
Agreement or any Westmoreland Ancillary Agreement;
		(ii)	any breach of any warranty or the inaccuracy of
any representation of WCC or Seller contained or referred to in this Agreement or any certificate delivered by or on
behalf of WCC or Seller pursuant hereto;
		(iii)	any failure of WCC or Seller to obtain prior
to the Closing any consent required for the consummation of
the transactions contemplated hereby or by the Westmoreland
Ancillary Agreements, including, without limitation, those
set forth in Schedule 5.1.2;
		(iv)	the failure of WCC or Seller to satisfy or perform
any of the liabilities or obligations not assumed by Buyer
pursuant to this Agreement; and
		(v)	any Loss and Expense resulting from an increase in
unassigned beneficiaries premium or costs paid by any Buyer
Group Member under Section 9704(d) of the Act or increase in any Buyer Group Member's "applicable percentage" under
Section 9704(f) of the Act resulting from the transfer of
eligible beneficiaries assigned to Seller or WCC under the
Act to unassigned beneficiaries or from the transfer of any
beneficiaries from any employer funds of WCC or Seller to
any fund under the Act, provided that such transfer is
caused by a breach by WCC or Seller of this Agreement or is
caused by actions taken by WCC or Seller pursuant to clause
(i) or (ii) of paragraph 7.7 of this Agreement;
provided, however, that WCC and Seller shall be required to
indemnify and hold harmless with respect to Loss and Expense incurred by Buyer Group Members under clauses (i), (ii) and (iii)
of this paragraph 8.1 (other than Loss and Expense incurred as a result of inaccuracies of the representations and warranties contained in paragraphs 5.1.1, 5.1.2 and 5.1.11, as to which this proviso shall have no effect) only to the extent that the
aggregate amount of such Loss and Expense exceeds $1,000,000 and is no greater than $15,000,000.  The indemnification provided for in this paragraph 8.1 shall terminate two years after the Closing
Date (and no claims shall be made by any Buyer Group Member under this paragraph 8.1 thereafter), except that the indemnification by WCC and Seller shall continue as to:
		(A)	the obligations and representations of Seller
under the Instrument of Assignment, as to which no time
limitation shall apply;
		(B)	the representations and warranties set forth in
paragraphs 5.1.1 and 5.1.2 and the covenants and agreements
of WCC and Seller set forth in paragraphs 7.1, 7.2, 7.3,
7.5, 7.7, 8.1(iv), 8.1(v), 11.1 and 11.15 hereof, as to all
of which no time limitation shall apply;
		(C) the representations and warranties set forth in paragraph 5.1.11, as to which the indemnification provided for in this paragraph 8.1 shall terminate ten years after
the Closing Date; and
		(D)	any Loss or Expense of which any Buyer Group
Member has notified WCC or Seller in accordance with the
requirements of paragraph 8.3 hereof on or prior to the date such indemnification would otherwise terminate in accordance with this paragraph 8.1, as to which the obligation of WCC
and Seller shall continue until the liability of WCC and
Seller shall have been determined pursuant to this paragraph
8.1, and WCC or Seller shall have reimbursed all Buyer Group
Members for the full amount of such Loss and Expense in
accordance with this paragraph 8.1.
		8.2.  Indemnification by Buyer.  Buyer agrees to
indemnify and hold harmless each Seller Group Member from and against any and all Loss and Expense imposed upon or incurred by such Seller Group Member as a result of, in connection with or arising from:
		(i)	any breach by Buyer, or default in the performance
by Buyer of, any covenant, agreement or obligation to be
performed by Buyer pursuant to this Agreement or any Buyer
Ancillary Agreement; or
		(ii)	any breach of any warranty or the inaccuracy of
any representation of Buyer contained or referred to in this
Agreement or in any certificate delivered by or on behalf of
Buyer pursuant hereto;
		(iii)	any and all claims by any third Person
arising from the failure to pay, perform or discharge any of the Assumed Liabilities after the Closing Date, including,
without limitation, any lease, sublease or agreement
expressly assumed by Buyer pursuant to the terms of this
Agreement, or any act or omission by Buyer occurring on or
after the Closing Date with respect to any of the Assumed
Liabilities; and
		(iv)	any and all debts, obligations and liabilities
(other than Excluded Liabilities) resulting from or in
connection with Buyer's ownership of the Purchased Assets
arising or occurring after the Closing;
provided, however, that Buyer shall be required to indemnify and hold harmless under clauses (i) and (ii) of this paragraph 8.2 with respect to Loss and Expense incurred by Seller Group Members only to the extent that the aggregate amount of such Loss and
Expense exceeds $1,000,000 (except with respect to Loss or
Expense under paragraph 7.9, as to which this limitation shall not apply) but is not greater than $15,000,000.  The
indemnification provided for in this paragraph 8.2 shall
terminate two years after the Closing Date (and no claims shall be made by any Seller Group Member under this paragraph 8.2
thereafter), except that the indemnification by Buyer shall
continue as to:
		(a) the covenants and agreements of Buyer set forth in paragraphs 7.2, 7.5, 7.9, 11.1 and 11.15 hereof, as to all of which no time limitation shall apply; and
		(b)	any Loss or Expense of which WCC or Seller has
notified Buyer in accordance with the requirements of
paragraph 8.3 hereof on or prior to the date such
indemnification would otherwise terminate in accordance with this paragraph 8.2, as to which the obligation of Buyer
shall continue until the liability of Buyer shall have been
determined pursuant to this paragraph 8.2, and Buyer shall
have reimbursed all Seller Group Members for the full amount of such Loss and Expense in accordance with this paragraph
8.2.
		8.3.  Notice of Indemnity Claims.  (a) Any Buyer Group
Member or Seller Group Member (the "Indemnified Party") seeking indemnification hereunder shall give to the party obligated to provide indemnification to such Indemnified Party (the
"Indemnitor") a notice (a "Claim Notice") describing in
reasonable detail the facts giving rise to any claim for
indemnification hereunder and shall include in such Claim Notice
(if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this
Agreement or any other agreement, document or instrument executed hereunder or in connection herewith upon which such claim is based; provided, that a Claim Notice in respect of any action at law or suit in equity by or against a third Person as to which indemnification will be sought shall be given promptly after the action or suit is commenced; and provided, further, that failure to give such notice shall not relieve the Indemnitor of its
obligations hereunder except to the extent it shall have been prejudiced by such failure.
		(b)	After the giving of any Claim Notice pursuant
hereto, the amount of indemnification to which an Indemnified
Party shall be entitled under this paragraph 8 shall be
determined:  (i) by the written agreement between the Indemnified
Party and the Indemnitor; (ii) by a final judgment or decree of any court of competent jurisdiction; or (iii) by any other means to which the Indemnified Party and the Indemnitor shall agree.
The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined.  The Indemnified Party shall have the burden of proof in establishing the amount of Loss and Expense suffered by it.
		8.4.  Third Person Claims.  (a) Subject to paragraph
8.4(b), the Indemnified Party shall have the right to conduct and control, through counsel of its choosing, the defense, compromise or settlement of any third Person claim, action or suit against such Indemnified Party as to which indemnification will be sought by any Indemnified Party from any Indemnitor hereunder, and in any such case the Indemnitor shall cooperate in connection
therewith and shall furnish such records, information and
testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the Indemnified Party in connection therewith; provided, that the
Indemnitor may participate, through counsel chosen by it and at its own expense, in the defense of any such claim, action or suit as to which the Indemnified Party has so elected to conduct and control the defense thereof; and provided, further, that the
Indemnified Party shall not, without the written consent of the
Indemnitor (which written consent shall not be unreasonably
withheld), pay, compromise or settle any such claim, action or suit, except that no such consent shall be required if, following a written request from the Indemnified Party, the Indemnitor shall fail, within 14 days after the making of such request, to acknowledge and agree in writing that, if such claim, action or suit shall be adversely determined, such Indemnitor has an
obligation to provide indemnification hereunder to such
Indemnified Party.
		(b)	If any third Person claim, action or suit against
any Indemnified Party is solely for money damages or, where WCC or Seller is the Indemnitor, will have no continuing effect in any material respects on the Purchased Assets, then the
Indemnitor shall have the right to conduct and control, through counsel of its choosing, the defense, compromise or settlement of any such third Person claim, action or suit against such
Indemnified Party as to which indemnification will be sought by any Indemnified Party from any Indemnitor hereunder if the
Indemnitor has acknowledged and agreed in writing that, if the same is adversely determined, the Indemnitor has an obligation to provide indemnification to the Indemnified Party in respect
thereof, and in any such case the Indemnified Party shall
cooperate in connection therewith and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the Indemnitor in connection therewith; provided, that the Indemnified Party may participate, through counsel
chosen by it and at its own expense, in the defense of any such claim, action or suit as to which the Indemnitor has so elected to conduct and control the defense thereof.  Notwithstanding the foregoing, the Indemnified Party shall have the right to pay, settle or compromise any such claim, action or suit; provided, that in such event the Indemnified Party shall waive any right to indemnity therefor hereunder.
		9.  Conditions Precedent.
		9.1.  Conditions Precedent to Performance by WCC and
Seller.  The performance of the obligations of WCC and Seller hereunder is subject to the satisfaction, on or before the
Closing Date, of each of the following conditions, any of which may be waived by WCC and Seller, in whole or in part, without prior notice:
		9.1.1.  Performance of Agreement; Accuracy of
Representations and Warranties.  Buyer shall have performed, satisfied and complied with all covenants, agreements and
obligations required by this Agreement to be performed or
complied with by Buyer on or prior to the Closing Date; each of the representations and warranties of Buyer contained or referred to in this Agreement shall be true and correct on the Closing
Date in all material respects as though made on and as of the
Closing Date, except for changes therein specifically permitted by any such agreement or resulting from any transaction expressly consented to in writing by WCC and Seller or any transaction contemplated by any such agreement; and there shall have been delivered to WCC and Seller a certificate to such effect, dated the Closing Date and signed on behalf of Buyer by the President or any Vice President thereof.
		9.1.2.  No Restraint or Litigation.  The waiting period
under the HSR Act shall have expired or been terminated, and no action, suit or proceeding by any Governmental Body shall have been instituted or threatened to restrain, prohibit or otherwise challenge the legality or validity of the transactions
contemplated hereby.
		9.1.3.  Necessary Governmental Approvals.  WCC and
Seller shall have received all approvals and actions of or by all Governmental Bodies necessary to consummate the transactions contemplated hereby, which are required to be obtained prior to the Closing by applicable Requirements of Laws.
		9.1.4. Material Consents. WCC and Seller shall have received, on or before the Closing Date, the material consents from third parties to complete the transactions contemplated by this Agreement set forth in Schedule 9.1.4.
		9.1.5. Releases. WCC, WCSC and Seller shall have been released from each of the leases, surety bonds, performance and reclamation bonds and other obligations set forth in Schedule
9.1.5.
		9.1.6.  Documents Delivered.  The form and substance of
all documents to be delivered by or relating to Buyer or CONSOL
Inc. under this Agreement shall be satisfactory in all reasonable respects to WCC and Seller.
		9.1.7.  Corporate Approval.  The Boards of Directors of
WCC, CCC, KCC and DPC shall have approved the performance of this
Agreement and the transactions contemplated hereby.  If WCC shall have solicited its stockholders pursuant to section 271 of the
General Corporation Law of the State of Delaware (or any
comparable provision of State or federal law), the requisite percentage of WCC's stockholders shall have approved the
transactions contemplated hereby.
		9.2.  Conditions Precedent to Performance by Buyer.
The performance of the obligations of Buyer hereunder is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any of which may be waived by Buyer, in whole or in part, without prior notice:
		9.2.1.  Performance of Agreement; Accuracy of
Representations and Warranties.  WCC and Seller shall have
performed, satisfied and complied with all covenants, agreements and obligations required by this Agreement to be performed or complied with by WCC and Seller on or prior to the Closing Date;
each of the representations and warranties of WCC and Seller contained or referred to in this Agreement shall be true and correct on the Closing Date in all material respects as though made on and as of the Closing Date, except for changes therein specifically permitted by any such agreement or resulting from any transaction expressly consented to in writing by Buyer or any transaction contemplated by any such agreement; and there shall have been delivered to Buyer a certificate to such effect, dated the Closing Date and signed on behalf of WCC and Seller by the
President or any Vice President thereof.
		9.2.2. No Changes or Destruction of Purchased Assets. Between the date hereof and the Closing Date, there shall have been (a) no material adverse change in the Purchased Assets; (b)
no material adverse federal or state legislative or regulatory change affecting the Purchased Assets; and (c) no material damage to the Purchased Assets by fire, flood, casualty, act of God or the public enemy or other cause, regardless of insurance coverage for such damage; and there shall have been delivered to Buyer a certificate to such effect, dated the Closing Date and signed on behalf of WCC and Seller by the President or any Vice President
thereof.
		9.2.3.  No Restraint or Litigation.  The waiting period
under the HSR Act shall have expired or been terminated, and no action, suit, investigation or proceeding shall have been
instituted or threatened to restrain or prohibit or otherwise challenge the legality or validity of the transactions
contemplated hereby.
		9.2.4.  Necessary Governmental Approvals.  The parties
shall have received all approvals and actions of or by all
Governmental Bodies which are necessary to consummate the
transactions contemplated hereby, which are either specified in
Schedule 5.1.4 or otherwise required to be obtained prior to the
Closing by applicable Requirements of Laws or which are necessary to prevent a material adverse change in the Purchased Assets.
		9.2.5. Necessary Consents. WCC and Seller shall have received consents, in form and substance reasonably satisfactory to Buyer, to the transactions contemplated hereby from the other parties to all contracts, leases, agreements and permits to which
WCC or Seller is a party or by which WCC or Seller or any of
Seller's assets is affected and which are specified in Schedule
9.1.4 or are otherwise necessary to prevent a material adverse change in the Purchased Assets.
		9.2.6.  Documents Delivered.  The form and substance of
all documents to be delivered by or relating to WCC or Seller under this Agreement shall be satisfactory in all reasonable respects to Buyer.
		10.  Termination.
		10.1.  Termination.  Anything contained in this
Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:
		(a)	by the mutual consent of the Board of Directors of
Buyer and the Board of Directors of WCC;
		(b)	by Buyer or WCC if the Closing shall not have
occurred on or before October 31, 1994, or December 31, 1994 if
WCC has mailed to its stockholders on or before October 31, 1994 a proxy soliciting stockholder approval of the transactions
contemplated hereby (or such later date as may be mutually agreed to by Buyer and WCC) (the "Terminal Date");
		(c)	by Buyer (1) in the event all conditions precedent
set forth in paragraph 9.2 have not been satisfied by the
Terminal Date or (2) in the event of any material breach by WCC or Seller of any agreements, representations, or warranties of
WCC or Seller contained herein and the failure of WCC or Seller to cure such breach within thirty business days after receipt of notice from Buyer requesting such breach to be cured or (3) if between the date hereof and the Closing Date, Buyer has received
Seller Additional Disclosure and such Seller Additional
Disclosure would have a material adverse effect on the Purchased
Assets or the transactions contemplated hereby, by giving written notice of termination within 5 Business Days after receiving such
Seller Additional Disclosure; or
		(d)	by WCC in the event all conditions precedent set
forth in paragraph 9.1 have not been satisfied by the Terminal
Date or in the event of any material breach by Buyer of any
agreements, representations, or warranties of Buyer contained herein and the failure of Buyer to cure such breach within ten business days after receipt of notice from WCC requesting such breach to be cured.
		10.2. Notice of Termination. Any party desiring to terminate this Agreement pursuant to paragraph 10.1 hereof shall give notice of such termination to the other parties to this
Agreement.
		10.3. Effect of Termination. In the event that this Agreement shall be terminated pursuant to this paragraph 10, all further obligations of the parties under this Agreement (other than paragraphs 7.2 and 11.15) shall be terminated without
further liability of any party to the other, provided that
nothing herein shall relieve any party from liability for its willful breach of this Agreement.
		11.  Miscellaneous Agreements.
		11.1.  Retention of and Access to Records after
Closing.  (a) For a period of three years after the Closing Date,
WCC and its representatives shall have reasonable access to all of the books and records of WCC and Seller relating to the
Purchased Assets and transferred to Buyer pursuant to this
Agreement to the extent that such access may reasonably be
required by WCC or Seller in connection with matters relating to or affected by the Purchased Assets prior to the Closing Date
(including, without limitation, for the preparation of Tax
returns and financial statements and other reasonable purposes).
Such access shall be afforded by Buyer upon receipt of reasonable advance notice and during normal business hours.  WCC and Seller shall be solely responsible for any costs or expenses incurred by either of them pursuant to this paragraph 11.1(a).  If Buyer shall desire to dispose of any of such books and records prior to the expiration of such three-year period, Buyer shall, prior to such disposition, give WCC a reasonable opportunity, at WCC's expense, to segregate and remove such books and records as WCC may select.
		(b)	For a period of three years after the Closing
Date, Buyer and its representatives shall have reasonable access to all of the books and records of WCC and Seller relating to the
Purchased Assets which WCC or any of its Affiliates may retain after the Closing Date.  Such access shall be afforded by WCC and its Affiliates upon receipt of reasonable advance notice and during normal business hours.  Buyer shall be solely responsible for any costs and expenses incurred by it pursuant to this
paragraph 11.1(b).  If WCC or any of its Affiliates shall desire to dispose of any of such books and records prior to the
expiration of such three-year period, WCC shall, prior to such disposition, give Buyer a reasonable opportunity, at Buyer's expense, to segregate and remove such books and records as Buyer may select.
		11.2.  Exhibits and Schedules.  The Exhibits and
Schedules referred to in this Agreement shall be deemed to be incorporated herein by reference and made a part hereof as if set out in full herein.
		11.3.  Time of the Essence.  Time is of the essence of
this Agreement.
		11.4.  Assignment.  The rights of Buyer and Seller
under this Agreement shall not be assignable by such party
hereto, except to an Affiliate, prior to the Closing without the written consent of the other, which consent may be withheld for any reason.  Following the Closing, either party may assign any of its rights hereunder, but no such assignment shall relieve it of its obligations hereunder.
		11.5. Survival of Provisions. The representations, warranties, covenants and obligations contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement but solely for the purpose of creating rights under Section 8 of this Agreement.
		11.6.  Headings.  The titles and headings contained in
this Agreement (including, without limitation, in the Exhibits and Schedules hereto) are included for purposes of convenience only and shall not be considered a part of this Agreement in construing or interpreting any provision hereof.
		11.7.  Governing Law.  This Agreement shall be governed
by, and construed in accordance with, the internal laws (as
opposed to the conflicts of law provisions) of the State of New
York.
		11.8.  Notices.  All notices, requests, demands and
other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been given on the date of delivery personally or of deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed as follows or to such other person or address as either party shall designate by notice to the other party in accordance herewith:
	To WCC or Seller:		Westmoreland Coal Company
						700 The Bellevue
						200 South Broad Street
						Philadelphia, PA 19102
						Attn:  General Counsel

	To Buyer:				CONSOL of Kentucky, Inc.
						Consol Plaza
						1800 Washington Road
						Pittsburgh, PA 15241
						Attn:  General Counsel



		11.9. Counterparts. This Agreement may be executed by the parties in one or more counterparts, all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each of Seller and Buyer.
		11.10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto, and their respective successors and permitted assigns.
		11.11. Subrogation. Nothing in this Agreement, express or implied, including, without limitation, the indemnities of paragraph 8 hereof, shall be deemed to create in any Person other than the parties signatory hereto and successors and assigns permitted by paragraph 11.10 hereof (i) any right, remedy or claim under or by reason of this Agreement or (ii) any rights of subrogation from, through or under any indemnified party because of any claim paid or defense provided or otherwise.
		11.12. Recording. This Agreement shall not be filed or recorded in any office for the recording of deeds or documents.
		11.13. Severability of Provisions. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application thereof to any person or circumstances shall, to any extent and for any reason, be held in any proceeding to be invalid, illegal or unenforceable, such provision, or the application thereof to any person or circumstance, shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or any other provisions hereof or the application of such provision to persons or circumstances other than those to which it was held to be invalid, illegal or unenforceable, but only if and to the extent such construction would not materially and adversely frustrate the parties' essential objectives as expressed herein.
		11.14. Entire Agreement; Amendments; Waivers. This Agreement (including the Exhibits and Schedules referred to herein and the documents delivered pursuant hereto) constitutes the entire agreement of the parties here to pertaining to the subject matter contained hereof, and supersedes all prior agreements, representations, understandings or letters of intent of the parties hereto, including without limitation the Confidentiality Agreement. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.
		11.15. Confidential Nature of Information. Each party agrees that it will treat in confidence all documents, materials and other information which it shall have obtained regarding the other party during the course of the negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), the investigation provided for herein and the preparation of this Agreement and other related documents, and, in the event the transactions contemplated hereby shall not be consummated, each party will return to the other party all copies of nonpublic documents and materials which have been furnished in connection therewith. Such documents, materials and information shall not be communicated to any third Person (other than, in the case of Buyer, to its counsel, accountants, financial advisors or lenders, and in the case of Seller, to its counsel, accountants or financial advisors). No other party shall use any confidential information in any manner whatsoever except solely for the purpose of evaluating the proposed purchase and sale of the Purchased Assets; provided, however, that after the Closing
Buyer may use or disclose any confidential information related to the Purchased Assets. The obligation of each party to treat such documents, materials and other information in confidence shall not apply to any information which (i) is or becomes available to such party from a source other than such party, (ii) is or becomes available to the public other than as a result of disclosure by such party or its agents, (iii) is required to be disclosed under applicable law or judicial process, but only to the extent it must be disclosed, or (iv) such party reasonably deems necessary to disclose to obtain any of the consents or approvals contemplated hereby.


		IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
						WESTMORELAND COAL COMPANY

Witness:
						By:________________________________
						Name:
_________________________	Title:


						CRITERION COAL COMPANY

Witness:
						By:________________________________
						Name
__________________________	Title:


						KENTUCKY CRITERION COAL COMPANY

Witness:
						By:________________________________
						Name
__________________________	Title:


						DEANE PROCESSING COMPANY

Witness:
						By:________________________________
						Name:
__________________________	Title:


						CONSOL OF KENTUCKY INC.

Witness:
						By:________________________________
						Name:
_________________________	Title:






	TABLE OF CONTENTS



Paragraph	Page

1.	Purchase and Sale of the Purchased Assets	  2
	1.1.  Purchased Assets	  2
	1.2.  Excluded Assets	  4

2.  Purchase Price	  5
	2.1.  Purchase Price	  5
	2.2.  Purchase Price Adjustment	  5
	2.3.  Allocation of Purchase Price	  7

3.  Assumption of Obligations and Liabilities; Excluded
Liabilities	  7
	3.1.  Assumed Liabilities	  7
	3.2.  Excluded Liabilities	  7

4.  The Closing	  9
	4.1.  Time and Place	  9
	4.2.  Deliveries by Seller and WCC	  9
	4.3.  Payment on the Closing Date; Deliveries by Buyer	 11
	4.4.  Effect of Closing	 12

5.  Representations and Warranties	 12
	5.1.  Representations and Warranties of WCC and Seller	 12
		5.1.1.  Organization and Existence	 12
		5.1.2.  Authority; Approval; No Violations; 	Consents	 13
		5.1.3.  Availability of Assets	 15
		5.1.4.  Governmental Permits	 15
		5.1.5.  Owned Real Property	 16
		5.1.6.  Real Property Leases	 17
		5.1.7.  Condemnation	 18
		5.1.8.  Personal Property Leases	 18
		5.1.9.  Mining Contracts	 18
		5.1.10.  Status of Contracts	 18
		5.1.11.  Title to Property	 19
		5.1.12.  No Violation, Litigation or Regulatory 	Action	 20
		5.1.13.  Environmental Matters	 20
		5.1.14.  Reclamation and Surety Bonds	 25
		5.1.15.  Insurance	 25
		5.1.16.  Brokers	 26
		5.1.17.  Disclosure	 26
		5.1.18.  Subsequent Events or Knowledge.	 27
	5.2.  Representations and Warranties of Buyer	 28
		5.2.1.  Organization and Existence	 28
		5.2.2.  Authority; Approval; No Violations; 	Consents	 28
		5.2.3.  Litigation	 29
		5.2.4.  Brokers	 30
	5.3.  Disclaimers of WCC and Seller	 30

6.  Action Prior to the Closing Date	 30
	6.1.  Investigation of the Purchased Assets by Buyer	 30
	6.2.  Preserve Accuracy of Representations and 	Warranties	 31
	6.3.  Consents of Third Parties; Governmental 	Approvals	 32
	6.4.  Operations Prior to the Closing Date	 33
	6.5.  Antitrust Law Compliance	 34

7.  Additional Agreements	 35
	7.1.   Discharge of Seller's Liabilities	 35
	7.2.   Expenses	 35
	7.3.   Further Assurances	 36
	7.4.   Prorations	 37
	7.5.   Litigation Assistance	 39
	7.6.   Post-Closing Remittances	 39
	7.7.   Maintenance of Corporate Existence. 	 40
	7.8.   [Intentionally omitted]	 42
	7.9.   Permits and Bonds.	 42
	7.10.  Transfer of Certain Interests of WCSC	 43

8.  Indemnification	 43
	8.1.  Indemnification by WCC and Seller	 43
	8.2.  Indemnification by Buyer	 46
	8.3.  Notice of Indemnity Claims	 47
	8.4.  Third Person Claims	 49

9.  Conditions Precedent	 50
	9.1.  Conditions Precedent to Performance by WCC and 	Seller	 50
		9.1.1.  Performance of Agreement; Accuracy of
                              	Representations and Warranties	 51
		9.1.2.  No Restraint or Litigation	 51
		9.1.3.  Necessary Governmental Approvals	 51
		9.1.4.  Material Consents	 52
		9.1.5.  Releases	 52
		9.1.6.  Documents Delivered	 52
		9.1.7.  Corporate Approval	 52
	9.2.  Conditions Precedent to Performance by Buyer	 52
		9.2.1.  Performance of Agreement; Accuracy of
                         	Representations and Warranties	 53
		9.2.2.  No Changes or Destruction of Purchased 	Assets	 53
		9.2.3.  No Restraint or Litigation	 54
		9.2.4.  Necessary Governmental Approvals	 54
		9.2.5.  Necessary Consents	 54
		9.2.6.  Documents Delivered	 54

10.  Termination	 55
	10.1.  Termination	 55
	10.2.  Notice of Termination	 56
	10.3.  Effect of Termination	 56

11.  Miscellaneous Agreements	 56
	11.1.  Retention of and Access to Records after 	Closing	 56
	11.2.  Exhibits and Schedules	 57
	11.3.  Time of the Essence	 58
	11.4.  Assignment	 58
	11.5.  Survival of Provisions	 58
	11.6.  Headings	 58
	11.7.  Governing Law	 58
	11.8.  Notices	 58
	11.9.  Counterparts	 59
	11.10.  Successors and Assigns	 59
	11.11.  Subrogation	 59
	11.12.  Recording	 60
	11.13.  Severability of Provisions	 60
	11.14.  Entire Agreement; Amendments; Waivers	 60
	11.15.  Confidential Nature of Information	 61


	Schedule Index

Schedule 1.1.1		-	Owned Real Property
Schedule 1.1.2		-	In Leases
Schedule 1.1.3		-	Real Improvements and Personal Property
Schedule 1.1.4		-	Out Leases
Schedule 1.1.5		-	Personal Property Leases
Schedule 1.1.6		-	Mining Contracts
Schedule 1.1.7		-	Coal Sale Contracts
Schedule 1.1.12	-	Miscellaneous Contracts
Schedule 1.2.6		-	Excluded Assets
Schedule 4.3		-	Bank Account of Seller
Schedule 5.1.2		-	Seller - Violations, Conflicts, Consents
and Approvals
Schedule 5.1.3		-	Availability of Assets
Schedule 5.1.4		-	Governmental Permits
Schedule 5.1.10	-	Status of Contracts
Schedule 5.1.11	-	Exceptions to Title
Schedule 5.1.12	-	Violation, Litigation or Regulatory
Action
Schedule 5.1.13(I)	-	Environmental Matters -- Seller
Schedule 5.1.13(II)	-	Environmental Matters -- Contractors
Schedule 5.1.14	-	Reclamation and Surety Bonds
Schedule 5.1.15	-	Insurance
Schedule 5.2.2		-	Buyer - Violations, Conflicts, Consents
and Approvals
Schedule 9.1.4		-	Material Consents
Schedule 9.1.5		-	Releases









	ASSET PURCHASE AGREEMENT

	Dated July 28, 1994

	among

	WESTMORELAND COAL COMPANY,

	CRITERION COAL COMPANY,

	KENTUCKY CRITERION COAL COMPANY,

	DEANE PROCESSING COMPANY

	and

	CONSOL OF KENTUCKY INC.





	AMENDMENT NO. 2

	TO

	ASSET PURCHASE AGREEMENT

	among

	WESTMORELAND COAL COMPANY,

	CRITERION COAL COMPANY,

	KENTUCKY CRITERION COAL COMPANY,

	DEANE PROCESSING COMPANY

	and

	CONSOL OF KENTUCKY INC.



		This Amendment No. 2 (the "Amendment") is made as of the 7th day of November, 1994, by and among Westmoreland Coal
Company ("WCC"), Criterion Coal Company ("CCC"), Kentucky
Criterion Coal Company ("KCCC"), Deane Processing Company ("DPC") and CONSOL of Kentucky Inc. ("Buyer").

		WHEREAS, WCC, CCC, KCCC, DPC and Buyer are parties to an Asset Purchase Agreement, dated July 28, 1994 and amended by
Amendment No. 1 dated October 31, 1994 (such agreement, as so amended, is referred to herein as the "Asset Purchase
Agreement");

		WHEREAS, the parties to the Asset Purchase Agreement desire to amend the Asset Purchase Agreement as provided herein;

		NOW, THEREFORE, the parties agree as follows:

		1.	The following terms shall have the following
meanings for purposes of this Amendment:

			"Post-Three Year Portion" of either the ROVA I Subcontract or the ROVA II Subcontract, as the case may be, means the portion of such subcontract commencing in the third anniversary of the commercial operations date of ROVA I or ROVA II, as applicable, and ending on the stated termination date of such subcontract.

			"ROVA I" means the Roanoke Valley I co-generation project.

			"ROVA II" means the Roanoke Valley II co-generation project.

			"ROVA I Agreement" means the coal supply agreement between TECO and ROVA I.

			"ROVA II Agreement" means the coal supply agreement between TECO and ROVA II.

			"ROVA Agreements" means the ROVA I Agreement and the ROVA II Agreements collectively.

			"TECO" means TECO Coal Corporation.

			"Three-Year Portion" of either the ROVA I
Subcontract or the ROVA II Subcontract, as the case may be, means the portion of such subcontract commencing on the effective date of such subcontract and ending on the third anniversary of the commercial operations date of ROVA I or ROVA II, as applicable.

			"PC&H Property" means the tract of land described in deed dated May 31, 1994 between Kentucky Criterion
Coal Company and Ricky D. Kirk, Jerry Wells, Jr. and
Donald C. Graves, and recorded at Deed Book 315, Page
118, Letcher County Clerk's Office.

			"ROVA I Subcontract" means the Coal Supply and Transportation Subcontract dated June 21, 1993 among
TECO Coal Corporation, Westmoreland Coal Sales Company,
Kentucky Criterion Coal Company and Westmoreland Coal
Company.

			"ROVA II Subcontract" means the Coal Supply and Transportation Contract dated December 1, 1993 among
TECO Coal Corporation, Westmoreland Coal Sales Company,
Kentucky Criterion Coal Company and Westmoreland Coal
Company.

			"ROVA Subcontracts" means the ROVA I Subcontract and the ROVA II Subcontract.

		2.	The Purchase Price set forth in Section 2.1 of the
Asset Purchase Agreement shall be reduced by $700,000.00 for the reasons set forth in paragraphs 3 and 4.a. below and may be further reduced in accordance with paragraphs 4.b. and 6 below.

		3.	Buyer acknowledges that the Purchased Assets will
not include the PC&H Property, and that the Purchase Price has been adjusted to reflect the principle sale of the PC&H Property by WCC.

		4.	a.	Buyer further acknowledges that the reduction
in the Purchase Price reflected in this Amendment includes
$50,000 which the Seller has received from two mining contractors
(Fairbanks and Clas, each in the amount of $25,000) for the purpose of building a haulage road, and Buyer agrees to either expend the $50,000 for such purpose or to return such amount to the mining contractors in accordance with their respective contributions.

			b.	In the event that the Closing occurs after
November 10, 1994, and assuming that the two aforesaid mining contractors have increased their aggregate contributions to $55,000 for construction of a haulage road, then the Purchase
Price shall be reduced by an additional $5,000 (or a total of $705,000) and Buyer shall expend an aggregate of $55,000 for the purpose of building the aforesaid haulage road or it shall return said amount to the mining contractors in accordance with their respective contributions. In the event that the Closing occurs after November 25, 1994, and assuming that the two aforesaid mining contractors have increased their aggregate contributions to $60,000 for construction of a haulage road, then the Purchase
Price shall be reduced by an additional $5,000 (or a total of $710,000), and Buyer shall expend an aggregate of $60,000 for the purpose of building the aforesaid haulage road, or it shall return said amount to the mining contractors in accordance with their respective contributions.

		5.	Buyer will withhold from payment of the Purchase
Price the amount of $1,750,000 (see Attachment 1) to pay unmined mineral tax liabilities, including any interest or penalties relating thereto, due to various taxing authorities in Kentucky applicable to the years 1988 through 1994. In the event the amount withheld exceeds the payments made to satisfy the aforementioned tax liabilities, such excess shall be returned to WCC plus interest thereon from the Closing Date at the 3-month commercial paper as shown in the Federal Reserve Statistical
Release H. 15 (519), which shall be determined by averaging such rate on the first and last day of each 6-month period commencing on the Closing Date, compounded semi-annually. Alternatively, in the event the payments made to satisfy the aforementioned tax liabilities exceed the amount withheld, WCC remains liable for such excess and agrees to pay such excess to Buyer on demand.

		Prior to making payments of unmined mineral tax liabilities from the amount withheld, Buyer shall notify WCC. Buyer agrees that it will not pay any aforementioned tax liability if such liability is contested in good faith by WCC, unless (i) Buyer is made a party to any court proceeding or (ii) a tax lien is imposed on any assets of Buyer or an affiliated company. If an event described in clause (i) or (ii) occurs, Buyer shall notify WCC, and WCC shall have the right at its own expense to contest such event. If any claim against Buyer or any tax lien on property owned by Buyer or an affiliated company becomes final, enforceable or unappealable, Buyer may satisfy the unpaid tax liability relating to such claim or lien without further notice to WCC.

		WCC may from time to time request that the amount withheld be reduced for the reason that the amount withheld exceeds the amount of unpaid mineral taxes for any of the aforesaid years. Buyer agrees that it will not unreasonably withhold its cooperation when WCC makes such a request for a reduction in the withheld amount. If the withheld amount is reduced, the amount of such reduction shall be delivered to WCC along with any applicable interest due thereon.

		6.	All amounts being withheld from payment of the
purchase price pursuant to Paragraphs 4 and 5 hereof, shall remain the property of Buyer until the matters set forth in Paragraphs 4 and 5 are resolved. It is the intention of Seller, WCC and Buyer that said funds shall remain the property of Buyer and, to the extent WCC and Seller may be entitled to payment from Buyer, said claim is only a chose in action and shall be asserted in the same manner as a chose in action and not asserted as a property right in the funds being withheld pursuant to Paragraphs
4 and 5 hereof.

		7.	Buyer and WCC acknowledge that, at the time of
execution of this Amendment, TECO has not granted its consent to the assignment by WCC to Buyer of WCC's rights under the ROVA
Subcontracts.

			a.	In the event that TECO consents prior to
Closing to the assignment by WCC to Buyer of WCC's rights under the ROVA Subcontracts but (i) TECO retains the right to supply
20.5% of the coal purchased by the ROVA I facility during the Post-Three-Year Portion and (ii) TECO remains the contracting party under the ROVA Agreements, then the Purchase Price shall be reduced by an additional $4,000,000.00.

			b.	Alternatively, in the event that TECO
consents prior to Closing to the assignment by WCC to Buyer of WCC's rights under the ROVA Subcontracts but (i) TECO retains the right to supply 20.5% of the coal purchased by the ROVA I facility during the Post-Three-Year Portion and (ii) TECO becomes a subcontractor to Buyer for the delivery of such 20.5% [(or alternatively, Buyer and TECO each have contracts directly with the ROVA I and ROVA II facilities for their respective obligations)], then the Purchase Price shall be reduced by $3,500,000.00.

			c.	In the event that WCC's rights under the ROVA
Subcontracts are transferred to Buyer at Closing without TECO's consent, as provided in subparagraph d. below, Buyer will withhold from payment of the Purchase Price the amount of $4,000,000 and will hold such amount in escrow until Buyer's right to deliver 100% of the coal to the ROVA I facility during the Post-Three-Year Portion has been confirmed by means of either
(i) a settlement agreement between WCC and TECO or (ii) an order of a court of competent jurisdiction that is final and unappealable. WCC agrees that it will seek to have the ROVA I lenders and the ROVA II lenders take the actions necessary to cause the ROVA I and ROVA II facilities to enter into coal supply contracts directly with Buyer that will replace the existing coal supply agreements between TECO and the ROVA I and ROVA II facilities. If a new coal supply contract between Buyer and the ROVA I facility is entered into which states that it shall become effective on the third anniversary of the commercial operations date of the ROVA I facility, the amount of $4,000,000 held in escrow shall be returned to WCC at the time the new coal supply agreement is executed, provided that the new coal supply agreement cannot be challenged by TECO because either (i) it is the result of a settlement between WCC and TECO or (ii) the right of the parties to enter into such an arrangement have been established by an order of a court of competent jurisdiction that is final and unappealable. The escrowed amount shall be returned with interest determined in the manner described in paragraph 5 above. If a new coal supply contract between Buyer and the ROVA
I facility is executed by such parties but does not become effective until a date which is subsequent to the third anniversary of the commercial operations date of the ROVA I facility, Buyer shall return to WCC an amount determined by (i) multiplying $4,000,000.00 by the fraction described in Attachment
2 to this Amendment, and (ii) adding interest to the amount calculated pursuant to clause (i) of this sentence, such interest to be determined in the manner described in paragraph 5 above.
Buyer agrees to cooperate to the fullest extent reasonable to cause the ROVA I and ROVA II facilities to enter into the new coal supply contracts referred to in this paragraph.

			d.	It is agreed by the parties that (i) Buyer
shall not be required to purchase any of the Purchased Assets unless WCC's rights under the ROVA Subcontracts are transferred to Buyer or other arrangements with respect to the ROVA
Subcontract are entered into that are satisfactory to Buyer and
(ii) Buyer shall not be required to accept a transfer of the ROVA
Subcontracts to Buyer unless such transfer has been approved by a court of competent jurisdiction or TECO has consented to the transfer.

		8.	Buyer and Seller agree that WCSC has in place
certain coal supply arrangements with the purchasers identified in subparagraphs a, b, and c, below, which are requirements arrangements based on purchase orders received from the purchasers and which WCSC supplies with coal provided by Seller.
The following coal supply arrangements will be effective after the Closing Date, and will be further documented by appropriate purchase orders:

			a.	C.H. Sprague--Champion International.  WCSC
will purchase four to five 14,500 ton barge loads of coal, for resale to C.H. Sprague & Son Company for delivery to Champion
International (depending upon the requirements of Champion
International), with the quality specifications shown on Attachment 3, at a purchase price of $27.99 per ton, FOB railcar at Rapidloader 1, Deane, Ky. One barge load is presently scheduled in January 1995, and second barge is presently scheduled in March, 1995. An additional two to three barges are expected to be shipped in late 1995 or early 1996. The parties recognize, however, that these dates are tentative and may be changed. WCSC and Seller shall have no liability to Buyer if these dates are changed, and shall have no liability to Buyer if the coal is not taken by Champion International or its purchasing representative, C.H. Sprague. Buyer can cancel this purchase order arrangement on 60 days notice, but such cancellation shall then apply to all remaining shipments after such 60-day period under the arrangement described in this paragraph. At the end of this purchase order arrangement, Buyer may negotiate directly with C.H. Sprague & Son for future shipments provided that WCSC may bid competitively for these orders.

			b.	C.H. Sprague--S.D. Warren.  WCSC will
purchase approximately five 14,500 ton barge loads of coal, for resale to C.H. Sprague & Son Company for delivery to S.D. Warren (depending upon the requirements of S.D. Warren), with the quality specifications shown on Attachment 4, at a purchase price of $27.50 per ton, FOB railcar at Rapidloader 1, Deane, Ky. The first barge load is anticipated to be required in late February
1995. The parties recognize, however, that this date is tentative and may be changed. WCSC and Seller shall have no liability to Buyer if this date in changed, and shall have no liability to Buyer if the coal is not taken by S.D. Warren or its purchasing representative, C.H. Sprague. Buyer can cancel this purchase order arrangement on 60 days notice, but such cancellation shall then apply to all remaining shipments after such 60-day period under the arrangement described in this paragraph. At the end of this purchase order arrangement, Buyer may negotiate directly with C.H. Sprague & Son for future shipments provided that WCSC may bid competitively for these orders.

			c.	C.H. Sprague-Boise Cascade.  WCSC will
purchase approximately 10,000 tons of coal per month on a unit train basis through May, 1995, for resale to C.H. Sprague & Son Company for delivery to Boise Cascade (depending upon the requirements of Boise Cascade), with the quality specifications shown on Attachment 5, at a purchase price of $25.75 per ton, FOB railcar at Rapidloader 1, Deane, Ky. The parties recognize, however, that this shipment schedule is tentative and may be changed. WCSC and Seller shall have no liability to Buyer if the shipping schedule is changed, and shall have no liability to Buyer if the coal is not taken by Boise Cascade or its purchasing representative, C.H. Sprague. WCSC agrees to extend this arrangement beyond May, 1995 if Buyer and Boise Cascade can agree upon mutually acceptable terms. At the written request of Buyer, such request to be sent to Seller within 5 business days of this Amendment No. 2, WCSC will attempt to find another source of coal for this arrangement and within 30 days of this Amendment


No. 2 will advise Buyer if it has found another source of coal, in which case, this arrangement will be terminated. If no such notice is given, Buyer will continue to supply coal under this arrangement.

		9.	Phillip Morris.  WCSC will purchase approximately
4,000 tons of coal per month through June 1995 for resale to Phillip Morris, (depending upon the requirements of Phillip
Morris), with quality specifications shown on Attachment 6, at a purchase price of $25.65 per ton, FOB railcar at Rapidloader 1, Deane, Ky. The parties recognize, however, that this shipment schedule is tentative and may be changed. WCSC and Seller shall have no liability to Buyer if this shipment schedule is changed, and shall have no liability to Buyer if the coal is not taken by Phillip Morris. Buyer can cancel this purchase order arrangement on 60 days notice, but such cancellation shall then apply to all remaining shipments after such 60-day period under the arrangement described in this paragraph. At the end of this purchase order arrangement, Buyer may negotiate directly with Phillip Morris for future shipments provided that WCSC may bid competitively for these orders.

		10.	Georgia Power.  The parties agree that all
carryover tons under the original Georgia Power contract, dated July 1, 1988 shall be shipped from WCC's Virginia Division and Buyer shall have no interest in this contract or the coal to be shipped thereunder.

		All terms and provisions of the Asset Purchase
Agreement not amended by this Amendment shall remain in full force and effect.

		All capitalized terms used herein but not defined herein shall have the meaning assigned to them in the Asset
Purchase Agreement.

		This Amendment may be executed in any number of counterparts, each of which shall be considered part of one and the same instrument, and which together shall create a binding instrument when all counterparts have been delivered by the respective signing parties.



		IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written

						WESTMORELAND COAL COMPANY



						By:
_
						Name:
                           	Title:

						CRITERION COAL COMPANY



						By:
_
						Name:
                           	Title:

						KENTUCKY CRITERION COAL COMPANY



						By:
_
						Name:
                           	Title:

						DEANE PROCESSING COMPANY



						By:
_
						Name:
                           	Title:

						CONSOL OF KENTUCKY INC.



						By:
_
						Name:
                           	Title:




	SUPPLEMENTAL AGREEMENT


		THIS SUPPLEMENTAL AGREEMENT, dated November 7, 1994, by and among WESTMORELAND COAL COMPANY, a Delaware corporation
("WCC"), CRITERION COAL COMPANY. a Delaware corporation ("CCC"),
KENTUCKY CRITERION COAL COMPANY, a Delaware corporation ("KCC"),
DEANE PROCESSING COMPANY, a Delaware corporation ("DPC" and together with KCC and CCC, "Seller"), and CONSOL OF KENTUCKY
INC., a Delaware corporation ("Buyer").

	WITNESSETH:
		WHEREAS, the parties hereto have entered into an Asset Purchase Agreement dated July 28, 1994, as heretofore amended
(the "Asset Purchase Agreement"); and
		WHEREAS, each of the parties has the right to terminate the Asset Purchase Agreement if the Closing (as defined therein)
shall not have occurred on or before November 8, 1994; and
		WHEREAS, WCC and Seller have informed Buyer that
(i) certain conditions precedent to the Closing may not occur on or before November 8, 1994, and (ii) in order to satisfy such conditions, and thus to consummate the transactions contemplated in the Asset Purchase Agreement, it may be necessary for WCC and
Seller to initiate a reorganization proceeding under title 11,
United States Code (the "Bankruptcy Code"); and
		WHEREAS, WCC and Seller have requested that Buyer
extend the Terminal Date (as defined in the Asset Purchase
Agreement) to accommodate the delay in consummating such
transactions occasioned by such a proceeding; and
		WHEREAS, Buyer has agreed to such an extension subject
to the terms and conditions set forth in this Supplemental
Agreement.
		NOW, THEREFORE, in consideration of the premises and
the mutual covenants herein contained, the parties hereto, with the intent to be legally bound hereby, agree as follows:
		1.	Defined Terms.  (a)  Terms used in this
Supplemental Agreement that are defined in the Asset Purchase
Agreement shall have the meanings set forth therein.
		(b) As used herein, (i) the term "Claim Period" shall mean the period from November 1, 1994 to and including the later of (A) October 31, 1995, and (B) thirty (30) days after
confirmation of a plan of reorganization for WCC or Seller under the Bankruptcy Code; (ii) the term "TECO" shall mean,
collectively, TECO Coal Corporation, a Florida corporation, and its affiliates; (iii) the term "TECO Agreements" shall mean those certain coal supply and transportation subcontracts among TECO, Westmoreland Coal Sales Company, KCC and WCC relating to the
Roanoke Valley I and II cogeneration projects, together with all associated contracts and agreements (including, without limitation, the so-called "Three-Party Agreement" executed in connection with each such subcontract); and (iv) the term
"20%/17-Year Issue" shall mean, collectively, all issues relating to the right of WCC, Seller or Buyer under the TECO Agreements to supplant TECO as sole coal supplier to the Roanoke Valley I and
II cogeneration projects after three years of commercial
operation.
		2.	Terminal Date.  Subparagraph 10.1(b) of the Asset
Purchase Agreement is deleted in its entirety, and the following subparagraph is inserted in lieu thereof:
			(b) by Buyer or WCC if the Closing shall not have occurred on or before December 30, 1994 (or such later date as may be mutually agreed to by Buyer and WCC) (the "Terminal Date"); provided, however, that notwithstanding anything contained herein or any action by WCC, Buyer shall have the unilateral right to extend the Terminal Date to a date not later than March 30, 1995 by written notice to WCC or Seller prior to December 30, 1994;

		3.	Chapter 11.  In a reorganization proceeding for
WCC and Seller under Chapter 11 of the Bankruptcy Code:
			(a) Not later than November 8, 1994, petitions shall be filed for WCC, CCC, KCC and DPC, and for such other entities as WCC in its sole discretion shall determine.
			(b) Not later than November 8, 1994, a joint plan of reorganization incorporating the terms of the Asset
Purchase Agreement and providing for the payment in full or nonimpairment of all claims and interests (the "Plan"), with accompanying disclosure statement, shall be filed; provided, however, that financial information associated with the disclosure statement may be filed as late as November 15, 1994.
			(c)  If considered advisable by both WCC and
Buyer, a separate motion to assume the Asset Purchase
Agreement pursuant to 11 U.S.C.  365 (an "Assumption
Motion") shall be filed and shall be scheduled for hearing on the same date as the confirmation hearing for the Plan.
			(d) Buyer shall have the right (i) to add parties to the list of parties to be notified individually of the hearing on the disclosure statement, the confirmation hearing, and the hearing on an Assumption Motion (if any);
and (ii) to approve, in form and substance, the terms of the Plan and the order confirming the Plan, but such right of approval shall yield to WCC's reasonable judgment concerning the effect of any provision of the Plan or such order on
(A) confirmation of the Plan, (B) consummation of the sale of the Purchased Assets, (C) the success of any appeal from such order, or (D) the success of any attempt to obtain a stay of such order pending appeal.
			(e) The sale of the Purchased Assets shall have the benefit of 11 U.S.C. 1146(c) to the extent permitted by law.
			(f) To the extent permitted by law, the Plan will provide that the court (including the district court if the reference is withdrawn) will retain jurisdiction (among other purposes) (i) to determine whether Seller has satisfied the conditions imposed by the Asset Purchase
Agreement for its receipt of the holdback of the portion of the purchase price associated with the 20%/17-Year Issue, and (ii) incident thereto, to determine the meaning and effect of the TECO Agreements (as assigned to Buyer) relating to 20%/17-Year Issue and the rights and obligations of the parties with respect thereto (which parties shall include, to the extent jurisdictionally and procedurally feasible, WCC, Seller, Buyer, TECO, each of the Project
Owners (as defined in the TECO Agreements), and the lenders to such Project Owners). Westmoreland will cooperate with and support Buyer in any litigation with respect to the 20%/17-year Issue, including litigation pursuant to such retention of jurisdiction.
			(g) WCC and Seller acknowledge that Buyer is not obligated to extend the Terminal Date as set forth in paragraph 2 hereof, and that such an extension in the face of the imminent filing of Chapter 11 petitions by WCC and Seller, and of the uncertainty to consummation of the transactions contemplated by the Asset Purchase Agreement introduced by such filings, constitutes an assumption by Buyer of material additional risk to its investment of time, effort, expense and committed capital with respect to such transactions. WCC and Seller further acknowledge that if Buyer is prepared to meet all conditions imposed upon Buyer to consummate the transactions contemplated by the Asset
Purchase Agreement, the failure of WCC and Seller to consummate such transactions (including compliance with every obligation of WCC and Seller under the Asset Purchase
Agreement) will be a breach of the Asset Purchase Agreement as amended hereby. The parties hereto acknowledge that the damages flowing from such a breach by WCC and Seller, including direct expenditures, loss of profits, etc., are difficult or impossible to calculate and, therefore, Buyer will be entitled to a claim for liquidated damages.
Accordingly, until the Terminal Date, and subject to subparagraph (k) of this paragraph 3, (i) neither WCC nor Seller shall solicit, accept, assist in the formulation of, or provide information with respect to a competing bid for the Purchased Assets or any portion thereof, and (ii) WCC shall give Buyer prompt written notice of any expressions of interest in purchasing the Purchased Assets received by senior executives of WCC, and of the identity of the persons expressing such interest, and shall provide Buyer with copies of documents, if any, accompanying such expressions of interest.
			(h)  In further recognition of the facts
acknowledged by WCC and Seller in the first three sentences of subparagraph (g) of this paragraph 3, and to compensate
Buyer for the financial loss suffered by Buyer should the transactions contemplated by the Asset Purchase Agreement not be consummated prior to or on the Terminal Date, WCC and Seller agree that if Seller shall fail to consummate a sale of substantially all of the Purchased Assets to Buyer pursuant to an agreement entered into during the Claim
Period, then Buyer shall have a pre-petition, unsecured liquidated damage claim against WCC and Seller, jointly and severally, in the amount of Ten Million Dollars
($10,000,000), which claim shall not be subject to dispute by WCC, Seller or any affiliate of WCC or Seller.
			(i)  Buyer agrees that if Seller shall not
consummate a sale of a material portion of the Purchased
Assets to a buyer other than Buyer pursuant to an agreement entered into during the Claim Period, then the liquidated damage claim allowed pursuant to subparagraph (h) of this paragraph 3 shall be reduced to Five Million Dollars
($5,000,000).
			(j)  The claim described in subparagraphs (h) and
(i) of this paragraph 3 shall be the only claim of Buyer arising from a failure to consummate a sale pursuant to the Asset Purchase Agreement, whether (i) the Asset Purchase
Agreement is allowed to lapse in accordance with its terms, is terminated, or is rejected pursuant to 11 U.S.C. 365, and (ii) such claims, or either one of them, shall be disallowed in whole or in part. In the event that a plan is confirmed or there is any distribution in a bankruptcy proceeding of WCC or Seller, whether under Chapter 11 or Chapter 7, WCC and Seller agree that to the extent that any portion of the claim of Buyer pursuant to subparagraph
(h) or (i) of this paragraph 3 has not been fixed or liquidated, then an adequate reserve for the contingent or unliquidated portion of such claim will be established in form and substance reasonably satisfactory to Buyer.
			(k)  Neither WCC nor Seller shall breach any
obligation imposed upon it by this paragraph 3 by taking any action, or by omitting to take any action, which act or omission is authorized or ordered by the court, and WCC and Seller shall have the right to seek such authorization or order on an expedited basis in the event that WCC concludes that it is necessary or required in order for WCC, Seller and their respective officers and directors to comply with their duties to the creditors or stockholders of WCC, Seller or any other affiliate of WCC.
			(l) In making determinations pursuant to this paragraph 3, and in particular pursuant to subparagraph (d),
(f) or (k) hereof, WCC, Seller and their respective officers and directors shall be entitled to rely on the advice of counsel.

		IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Agreement as of the date first above written.

						    WESTMORELAND COAL COMPANY
Witness:


                         	    By:                           _
						    Name:
						    Title:


						    CRITERION COAL COMPANY
Witness:


                         	    By:                           _
						    Name:
						    Title:




						    KENTUCKY CRITERION COAL COMPANY
Witness:


                         	    By:                           _
						    Name:
						    Title:


						    DEANE PROCESSING COMPANY
Witness:


                         	    By:                           _
						    Name:
						    Title:


						    CONSOL OF KENTUCKY INC.
Witness:


                         	    By:                           _
						    Name:
          Title: